Exhibit 10.2

SPECIAL WARRANT INDENTURE

Providing for the Creation and Issue of 51,633,727 Special Warrants

BETWEEN

BUNKER HILL MINING CORP.

and

CAPITAL TRANSFER AGENCY ULC

Dated as of March 27, 2023

SCHEDULES

SCHEDULE “A” – FORM OF SPECIAL WARRANT

SCHEDULE “B” – EXPIRY DATE NOTICE

THIS SPECIAL WARRANT INDENTURE is made as of the 27th day of March, 2023.

BETWEEN:

BUNKER HILL MINING CORP., a company incorporated under the laws of the State of Nevada

(the “Company”)

- and -

CAPITAL TRANSFER AGENCY ULC, a trust company existing under the laws of Canada and authorized to carry on business in all provinces of Canada

(the “Special Warrant Agent”)

WHEREAS:

A.	The Company is completing a brokered private placement (the “Brokered Private Placement”) of up to 86,250,000 Special Warrants (as defined herein), pursuant to the terms of the Agency Agreement (as defined herein);

B.	Pursuant to completing the Brokered Offering, the Company is proposing to create and issue 51,633,727 Special Warrants at a price of $0.12 per Special Warrant, upon the terms and conditions set forth in this Indenture (as defined herein);

C.	One Special Warrant will, subject to adjustment as provided for in this Indenture, entitle the holder to acquire one Unit (as defined herein), comprised of one Underlying Share and one Underlying Warrant (as such terms are defined herein), upon exercise or deemed exercise thereof, at no additional cost subject to and upon the terms and conditions set forth in this Indenture;

D.	All necessary acts and deeds have been undertaken and performed by the Company to make the Special Warrants when created and issued as provided in this Indenture, legal, valid and binding upon the Company, with the benefits set forth in, and subject to the terms of, this Indenture; and

E.	The foregoing recitals are made as representations and statements of fact of the Company and not by the Special Warrant Agent.

NOW THEREFORE, THIS INDENTURE WITNESSETH that for good and valuable consideration mutually given and received, the receipt and sufficiency of which is hereby acknowledged, the Company hereby appoints the Special Warrant Agent as trustee for the Special Warrantholders (as defined herein), to hold the rights, interests and benefits contained herein of and on behalf of those persons who from time to time become holders of Special Warrants issued pursuant to this Indenture, and the parties hereto agree as follows:

ARTICLE 1
INTERPRETATION

Section 1.1	Definitions

In this Indenture, including the recitals above and schedules hereto and in all indentures supplemental hereto, the following words and terms will have the indicated meanings:

(a)	“Accredited Investor” means an “accredited investor” within the meaning of Rule 501(a) of Regulation D;

(b)	“Accredited Investor Certificate” means the U.S. Accredited Investor Certificate, attached as Schedule B – Annex 1 to the subscription agreement for Special Warrants, delivered by U.S. Purchasers that are Accredited Investors in connection with the purchase of Special Warrants;

(c)	“Adjustment Period” has the meaning ascribed thereto in Section 4.2;

(d)	“Agency Agreement” means the agency agreement between the Company and the Agents dated March 27, 2023, governing the sale of the Special Warrants pursuant to the Brokered Offering;

(e)	“Agents” means Echelon Wealth Partners Inc., Roth Capital Partners, LLC, and Laurentian Bank Securities Inc., collectively;

(f)	“Applicable Legislation” means such provisions of any statute of the United States, a State thereof, Canada or of a Province or Territory thereof, and the regulations under any such named or other statute, including applicable Securities Laws, relating to special warrant indentures or to the rights, duties and obligations of corporations and of trustees under special warrant indentures, to the extent that such provisions are at the time in force and are applicable to this Indenture;

(g)	“Auditor” means MNP LLP, or such other firm of chartered accountants duly appointed as auditor of the Company, from time to time;

(h)	“Authenticated” means (i) with respect to the issuance of a Special Warrant Certificate, one which has been duly signed by the Company and authenticated by signature of an authorized officer of the Special Warrant Agent, or (ii) with respect to the issuance of an Uncertificated Special Warrant, one in respect of which the Special Warrant Agent has completed all Internal Procedures such that the particulars of such Uncertificated Special Warrant, as required by Section 2.7, are entered in the register of holders of Special Warrants, and “Authenticate”, “Authenticating” and “Authentication” have the appropriate correlative meanings;

(i)	“Beneficial Owner” means a person that has a beneficial interest in a Special Warrant;

(j)	“Book-Entry Only System” means the book-based securities transfer system administered by CDS in accordance with its operating rules and procedures in force from time to time;

(k)	“Business Day” means a day other than a Saturday, Sunday or any other day on which the principal chartered banks located in the City of Vancouver, British Columbia or Toronto, Ontario are not open for business;

(l)	“Capital Reorganization” has the meaning set forth in Section 4.2(d);

(m)	“CDS Global Special Warrant Certificate” means Special Warrants representing all or a portion of the aggregate number of Special Warrants issued in the name of the Depository represented by an Uncertificated Special Warrant, or if requested, by the Depository or the Company, by a Special Warrant Certificate;

(n)	“Closing Date” means March 27, 2023;

(o)	“Common Shares” means fully paid and non-assessable shares of common stock in the capital of the Company as presently constituted;

(p)	“Common Share Reorganization” has the meaning set forth in Section 4.2(a)(iii);

(q)	“Counsel” means a barrister and/or solicitor or a firm of barristers and/or solicitors, which may include counsel for the Company, retained by the Special Warrant Agent or retained by the Company and acceptable to the Special Warrant Agent, acting reasonably;

(r)	“CSE” means the Canadian Securities Exchange;

(s)	“Current Market Price” of a Common Share at any date means the price per share equal to the weighted average price at which the Common Shares have traded during the twenty (20) consecutive trading days ending on the fifth (5) trading day immediately prior to such date as reported by the CSE or such other over-the-counter or recognized market or exchange in which the Common Shares are then trading or quoted. The weighted average price per Common Share shall be determined by dividing the aggregate sale price of all such shares sold on the aforementioned over-the-counter market, recognized exchange or market, as the case may be, during the aforementioned twenty (20) consecutive trading days by the total number of such shares so sold. If the Common Shares are not then traded in the over-the-counter market or on a recognized exchange or market, the Current Market Price of the Common Shares shall be the fair market value of the Common Shares as determined in good faith by the board of directors of the Company after consultation with a nationally or internationally recognized investment dealer or investment banker;

(t)	“Depository” or “CDS” means CDS Clearing and Depository Services Inc., or its successor, or any other depository offering a book-based securities registration and transfer system similar to that administered by CDS which the Company, with the consent of the Special Warrant Agent, acting reasonably, may designate to be the depository for the Special Warrants;

(u)	“Designated Province” means each Selling Jurisdiction in Canada where Special Warrants are actually distributed;

(v)	“director” means a director of the Company for the time being and, unless otherwise specified herein, reference to action “by the directors” means action by the directors of the Company as a board or, whenever duly empowered, action by any committee of such board;

(w)	“Dividends paid in the Ordinary Course” means dividends paid on the Common Shares in any fiscal year of the Company, whether in (1) cash, (2) shares of the Company, (3) warrants or similar rights to purchase any shares of the Company, or (4) property or other assets of the Company, provided that the amount or value of such dividends (any such shares, warrants or similar rights, or property or other assets so distributed to be valued at the fair market value of such shares, warrants or similar rights, or property or other assets, as the case may be, as determined by action by the directors (such determination to be conclusive)) does not in such fiscal year exceed the greater of:

(i)	150% of the aggregate amount or value of dividends paid by the Company on the Common Shares in its immediately preceding financial year; and

(ii)	100% of the consolidated net income of the Company (before extraordinary items but after dividends payable on all shares ranking prior to or on a parity with the Common Shares with respect to the payment of dividends) for its immediately preceding financial year, determined in accordance with International Financial Reporting Standards, and for the purpose of the foregoing, where any individual is paid otherwise than in cash, any securities so distributed by way of dividend shall be valued at the fair market value of such securities;

(x)	“DRS” means the Direct Registration System maintained by the Special Warrant Agent in respect of the Special Warrants;

(y)	“DRS Advice” means the notification produced by the DRS evidencing ownership of the Special Warrants;

(z)	“Effective Date” means March 27, 2023;

(aa)	“Exercise Date” means, with respect to any Special Warrant, either: (i) the date on which the Special Warrant Certificate representing such Special Warrant is voluntarily surrendered for exercise pursuant to Section 3.1(a) and (b) or the date on which a Confirmation is received by the Special Warrant Agent with respect to Uncertificated Special Warrants pursuant to Section 3.1(c); or (ii) the date the Special Warrants are automatically exercised pursuant to Section 3.7;

(bb)	“Expiry Date Notice” means a written notice in the form set out in Schedule “B” attached hereto executed by the Company confirming the date of the automatic exercise of the Special Warrants;

(cc)	“Expiry Date” means the earlier of:

(i)	the third Business Day after the Qualification Date; and

(ii)	the date that is six months following the Closing Date;

(dd)	“Expiry Time” means 5:00 p.m. (Toronto time) on the Expiry Date;

(ee)	“extraordinary resolution” has the meaning set forth in Section 7.11;

(ff)	“Internal Procedures” means in respect of the making of any one or more entries to, changes in or deletions of any one or more entries in the register (including without limitation, original issuance or registration of transfer of ownership), the Special Warrant Agent’s then current internal procedures customary for such entry, change or deletion;

(gg)	“Lead Agents” means Echelon Wealth Partners Inc. and Roth Capital Partners, LLC, as co-lead agents and joint bookrunners;

(hh)	“OTCQB” means the OTCQB Venture Market;

(ii)	“Participant” means a person recognized by the Depository as a participant in the Book-Entry Only System;

(jj)	“Penalty Provision” has the meaning set forth in Section 4.1(a);

(kk)	“Penalty Unit” means a unit of the Company comprised of 1.2 Underlying Warrants and 1.2 Underlying Shares issuable upon exercise of Special Warrants upon the triggering of the Penalty Provision;

(ll)	“person” means an individual, body corporate, partnership, trust, trustee, executor, administrator, legal representative or any unincorporated organization;

(mm)	“Qualification Date” means the date upon which the Registration Statement has been declared effective by the SEC;

(nn)	“Registration Statement” means the registration statement of the Company to be filed with the SEC registering the resale of the Underlying Securities to be issued upon the voluntary or automatic exercise of the Special Warrants;

(oo)	“Regulation D” means Regulation D promulgated by the SEC under the U.S. Securities Act;

(pp)	“Regulation S” means Regulation S promulgated by the SEC under the U.S. Securities Act;

(qq)	“SEC” means the United States Securities and Exchange Commission;

(rr)	“Securities Laws” means the securities laws, regulations, rules, rulings and orders and the blanket rulings and policies and written interpretations of, and multilateral or national instruments adopted by, the Securities Regulators and the policies and rules of any applicable stock exchange or quotation or stock reporting system, including the CSE and the OTCQB;

(ss)	“Securities Regulators” means the securities commissions or other securities regulatory authorities of all of the Selling Jurisdictions or the relevant Selling Jurisdictions as the context requires;

(tt)	“Selling Jurisdictions” means each of the provinces of Canada (other than Québec) in which sales of the Special Warrants are made, the United States, and any other jurisdictions which are agreed to by the Company;

(uu)	“Shareholder” means a holder of record of one or more Common Shares;

(vv)	“Special Warrant Agency” means the principal office of the Special Warrant Agent in the City of Toronto, Ontario, or such other places as may be so designated in accordance with Section 2.12;

(ww)	“Special Warrant Agent” means Capital Transfer Agency ULC or its successors from time to time in the trust hereby created;

(xx)	“Special Warrant Certificate” means a certificate in substantially the form set forth in Schedule “A” hereto or such other form as may be approved by the Company and Special Warrant Agent, issued on or after the Effective Date to evidence the Special Warrants. To the extent that the Special Warrants are in the non-certificated issuer system, then this term shall mean the appropriate evidence of such warrants pursuant to the non-certificated issuer system (including a DRS Advice);

(yy)	“Special Warrantholders’ Request” means an instrument signed in one or more counterparts by Special Warrantholders holding in the aggregate not less than 50% of the Special Warrants outstanding at the relevant time, requesting that the Special Warrant Agent take some action or proceeding specified in such instrument;

(zz)	“Special Warrantholders” or “holders” means the persons, as such name appears on the register of the Special Warrant Agent, who, on or after the Effective Date, are registered owners of the Special Warrants;

(aaa)	“Special Warrants” means the special warrants created hereunder and to be issued, countersigned, and certified hereunder as a Special Warrant Certificate and/or Uncertificated Special Warrant held through the Book-Entry Only System on a no certificate issued basis, and for the time being outstanding entitling the holders thereof to acquire up to 51,633,727 Units, comprised of up to 51,633,727 Underlying Shares and up to 51,633,727 Underlying Warrants (subject to adjustment as herein provided, including the Penalty Provision) prior to the Expiry Time and, where the context so requires, also means the Special Warrants issued and Authenticated hereunder, whether by way of Special Warrant Certificate or Uncertificated Special Warrant;

(bbb)	“Subsidiary of the Company” or “Subsidiary” means Silver Valley Metals Corp. or any other corporation of which more than fifty (50%) percent of the outstanding Voting Shares are owned, directly or indirectly, by or for the Company;

(ccc)	“Successor Corporation” has the meaning set forth in Section 8.2;

(ddd)	“this Special Warrant Indenture”, “this Indenture”, “herein”, “hereby” and similar expressions mean and refer to this Indenture and any indenture, deed or instrument supplemental hereto; and the expressions “Article”, “Section”, “subsection” and “paragraph” followed by a number mean and refer to the specified article, section, subsection or paragraph of this Indenture;

(eee)	“trading day” means any day on which the facilities of the CSE, or, if the Common Shares are not listed thereon, the facilities of any stock exchange on which the Common Shares are then listed, are open for trading;

(fff)	“U.S. Person” means a “U.S. person” as set forth in Rule 902(k) of Regulation S;

(ggg)	“U.S. Purchaser” means (1) an Accredited Investor that completed and executed an Accredited Investor Certificate that is (i) a U.S. Person that purchased Special Warrants, (ii) a person that purchased Special Warrants for the account or benefit of any U.S. Person or any person in the United States, (iii) a purchaser of Special Warrants that received an offer of the Special Warrants while in the United States, or (iv) a person that was in the United States at the time the purchaser’s buy order was made or the subscription agreement for Special Warrants was executed or delivered; or (2) any Special Warrantholder that is not an original purchaser of Special Warrants from the Company that is a U.S. Person, or acquired Special Warrants in the United States or for the account or benefit of any U.S. Person or Person in the United States;

(hhh)	“U.S. Securities Act” means the United States Securities Act of 1933, as amended;

(iii)	“U.S. Exchange Act” means the United States Securities Exchange Act of 1934, as amended;

(jjj)	“Uncertificated Special Warrant” means any issued Special Warrant that is not evidenced by a Special Warrant Certificate including, but not limited to, a CDS Global Special Warrant Certificate or a DRS Advice;

(kkk)	“Underlying Securities” means the Underlying Shares and the Underlying Warrants;

(lll)	“Underlying Shares” means the Common Shares, issuable upon the exercise or deemed exercise of the Special Warrants, including any Common Shares issued pursuant to the Penalty Provision;

(mmm)	“Underlying Warrant Indenture” means the underlying warrant indenture dated the date hereof between the Company and Capital Transfer Agency ULC, as underlying warrant agent, governing the Underlying Warrants;

(nnn)	“Underlying Warrants” means the underlying warrants of the Company, issuable upon the exercise or deemed exercise of the Special Warrants, entitling the holder thereof to acquire one Warrant Share at an exercise price of $0.15 per Warrant Share until the date that is 36 months following the Closing Date, provided that the Underlying Warrants shall be exercisable on a cashless basis in the event the Registration Statement has not be made effective by the SEC prior to the exercise date of the Underlying Warrants, including any Underlying Warrants that may be issued pursuant to the Penalty Provision, in accordance with the terms of the Underlying Warrant Indenture;

(ooo)	“United States” means the United States of America, its territories and possessions, any State of the United States and the District of Columbia;

(ppp)	“Units” means the units of the Company, each comprised of one Underlying Share and one Underlying Warrant, issuable upon the exercise of deemed exercise of the Special Warrants, without payment of additional consideration or further action by the Special Warrantholder, including any Units that may be issued pursuant to the Penalty Provision, in accordance with the terms of this Indenture;

(qqq)	“Voting Shares” means shares in the capital of any class of any corporation carrying voting rights under all circumstances, provided that, for the purposes of such definition, shares which only carry the right to vote conditionally on the happening of an event will not be considered Voting Shares, whether or not such event will have occurred, nor will any shares be deemed to cease to be Voting Shares solely by reason of a right to vote accruing to shares of another class or classes by reason of the happening of any such event;

(rrr)	“Warrant Agent” means Capital Transfer Agency ULC, in its capacity as warrant agent of the Underlying Warrants, or its successors from time to time;

(sss)	“Warrant Shares” means the Common Shares issuable upon the exercise of the Underlying Warrants; and

(ttt)	“written order of the Company”, “written request of the Company”, “written consent of the Company” and “certificate of the Company” means, respectively, a written order, request, consent or certificate signed in the name of the Company by its Chief Executive Officer or President, and may consist of one or more instruments so executed.

Section 1.2	Gender and Number

Unless herein otherwise expressly provided or unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing gender include all genders.

Section 1.3	Headings, Etc.

The division of this Indenture into Articles and Sections, the provision of a table of contents and the insertion of headings are for convenience of reference only, and will not affect the construction or interpretation of this Indenture, the Special Warrant Certificates or the DRS Advices or any provision hereof.

Section 1.4	Day not a Business Day

In the event that any day on or before which any action is required to be taken under this Indenture is not a Business Day, then such action will be required to be taken at or before the requisite time on the next succeeding day that is a Business Day.

Section 1.5	Time of the Essence

Time will be of the essence in all respects in this Indenture.

Section 1.6	Currency

Except as otherwise provided, all dollar amounts herein and in the Special Warrant Certificates are expressed in Canadian dollars.

Section 1.7	No Strict Construction

The language used in this Indenture is the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against either party.

Section 1.8	Severability

If, in any jurisdiction, any provision of this Indenture or its application to either party or circumstance is restricted, prohibited or unenforceable, such provision will, as to such jurisdiction, be ineffective only to the extent of such restriction, prohibition or unenforceability without invalidating the remaining provisions of this Indenture and without affecting the validity or enforceability of such provision in any other jurisdiction or without affecting its application to other parties or circumstances.

Section 1.9	English Language Only

The parties to this Indenture hereby agree and request that this Indenture, and any documents related hereto, including, without limitation, the Special Warrant Certificates, be drafted only in the English language.

Section 1.10	Conflicts

In the event of any conflict or inconsistency between the provisions of this Indenture and the Special Warrant Certificates, the provisions of this Indenture will govern.

Article 2
THE SPECIAL wARRANTS

Section 2.1	Creation, Form and Issue of Special Warrants

Up to 51,633,727 Special Warrants, entitling the holders thereof to acquire the Units on the terms and subject to the adjustments and conditions herein provided, are hereby created and authorized for issuance at a price of $0.12 per Special Warrant. Upon the issue of the Special Warrants and upon receipt of the issue price therefor, one or more Special Warrant Certificates may be executed by the Company and delivered to the Special Warrant Agent, or certified by the Special Warrant Agent upon the written direction of the Company and delivered by the Special Warrant Agent to the Company or to the order of the Company pursuant to a written direction of the Company, without any further act of or formality on the part of the Company and without the Special Warrant Agent receiving any consideration therefor, or the Special Warrants may be deposited by the Special Warrant Agent directly with the Depository through the Book-Entry Only System. The Depository will issue a customer confirmation, which is to include all applicable legends, as directed by the Company, with respect to any Special Warrants deposited by the Special Warrant Agent directly with the Depository through the Book-Entry Only System.

Section 2.2	Form of Special Warrants

(a)	The Special Warrants may be issued in both certificated and uncertificated form (including a DRS Advice). The Special Warrant Certificates (including all replacements issued in accordance with this Indenture) will be substantially in the form set out in Schedule “A” for the Special Warrants, will be dated the date of issuance of the Special Warrant Certificates in accordance with the written order of the Company, and will bear such legends and distinguishing letters and numbers as the Company may, with the approval of the Special Warrant Agent, prescribe.

(b)	Subject to Section 2.14(j) and Section 3.6, except in certain limited circumstances: (i) Special Warrants may be issued and registered to the Depository, and will be deposited directly with the Depository pursuant to a direct Book-Entry Only System; (ii) Special Warrant Certificates evidencing the Special Warrants may be issued to Special Warrantholders; and (iii) Beneficial Owners will receive only a customer confirmation, which is to include all applicable legends, from the applicable registered dealer who is a Participant and from or through whom a beneficial interest in the Special Warrant is held. Beneficial Holders of Special Warrants issued in uncertificated form evidenced by a security entitlement in respect of Special Warrants in the Book-Entry Only System who desires to exercise his, her or its Special Warrants must do so by causing a Participant to deliver to the Depository on behalf of the entitlement holder, notice of the owner’s intention to exercise Special Warrants in a manner acceptable to the Depository.

(c)	The Special Warrant Certificates may be engraved, lithographed or printed (the expression “printed”, including for purposes hereof, mechanically, photographically, photostatically or electronically reproduced, typewritten or other written material), or partly in one form and partly in another, as the Special Warrant Agent may determine.

Section 2.3	Terms of Special Warrants

(a)	Each Special Warrant created and delivered hereunder will entitle the holder thereof, upon exercise or deemed exercise, to acquire one Unit, comprised of one Underlying Share and one Underlying Warrant, subject to adjustment in the events and in the manner specified in Article 4, at any time after the Effective Date until the Expiry Time, without payment of any further consideration by the holder thereof.

(b)	No fractional Special Warrants shall be issued or otherwise provided for hereunder and Special Warrants may only be exercised in a sufficient number to acquire whole numbers of Units.

(c)	Each Special Warrant will entitle the holder thereof to such other rights and privileges as set forth in this Indenture.

Section 2.4	Special Warrantholder not a Shareholder

Nothing in this Indenture or in the holding of a Special Warrant, or Special Warrant Certificate or otherwise, will, in itself, confer or be construed as conferring upon a Special Warrantholder any right or interest whatsoever as a Shareholder or as any other shareholder of the Company, including, but not limited to, the right to vote at, to receive notice of, or to attend, meetings of Shareholders or any other proceedings of the Company, or the right to receive dividends and other distributions.

Section 2.5	Special Warrants to Rank Pari Passu

All Special Warrants will rank equally and without preference over each other, whatever may be the actual date of issue thereof.

Section 2.6	Signing of Special Warrant Certificates

The Special Warrant Certificates will be signed by any one director or officer of the Company and need not be under seal. The signature of such director or officer may be mechanically reproduced by way of photocopy or facsimile and Special Warrant Certificates bearing such photocopy or facsimile signature will be binding upon the Company as if they had been manually signed by such director or officer. Notwithstanding that any person whose manual or facsimile signature appears on any Special Warrant Certificate as a director or officer may no longer hold office at the date of such Special Warrant Certificate or at the date of certification or delivery thereof, any Special Warrant Certificate signed as aforesaid will, subject to Section 2.7, be valid and binding upon the Company and the holder thereof will be entitled to the benefits of this Indenture.

Section 2.7	Certification by the Special Warrant Agent

(a)	Until receipt of a written order by the Company, no Special Warrant Certificate will be issued or, if issued, will be valid for any purpose or entitle the holder thereof to the benefit of this Indenture, until it has been certified by signature by or on behalf of the Special Warrant Agent substantially in the form set out in Schedule “A”, and such certification by the Special Warrant Agent upon any such Special Warrant Certificate will be conclusive evidence as against the Company that the said Special Warrant Certificate so certified has been duly issued hereunder and that the holder thereof is entitled to the benefits of this Indenture.

(b)	No Uncertificated Special Warrant shall be considered issued and shall be obligatory or shall entitle the holder thereof to the benefits of this Indenture, until receipt of a written order by the Company and the Uncertificated Special Warrant has been Authenticated by entry on the register of Special Warrantholders of the particulars of the Uncertificated Special Warrant. Such entry on the register of Special Warrantholders of the particulars of an Uncertificated Special Warrant shall be conclusive evidence that such Uncertificated Special Warrant is a valid and binding obligation of the Company and that the holder is entitled to the benefits of this Indenture. The Special Warrant Agent shall Authenticate Uncertificated Special Warrants (whether upon original issuance, exchange, registration of transfer, partial payment, or otherwise) by completing its Internal Procedures, and the Company hereby acknowledges that it shall, thereupon be deemed to have duly and validly issued such Uncertificated Special Warrants under this Indenture. Such Authentication shall be conclusive evidence that such Uncertificated Special Warrant has been duly issued hereunder and that the holder or holders are entitled to the benefits of this Indenture. The register of Special Warrantholders shall be final and conclusive evidence as to all matters relating to Uncertificated Special Warrants with respect to which this Indenture requires the Special Warrant Agent to maintain records or accounts. In case of differences between the register of Special Warrantholders at any time and any other time the register of Special Warrantholders at the later time shall be controlling, absent manifest error, and such Uncertificated Special Warrants are binding on the Company.

(c)	The certification of the Special Warrant Agent on Special Warrant Certificates issued hereunder or the Authentication by the Special Warrant Agent of any Uncertificated Special Warrants will not be construed as a representation or warranty by the Special Warrant Agent as to the validity of this Indenture or the Special Warrant Certificates (except the due certification thereof), or as to the performance by the Company of its obligations hereunder, and the Special Warrant Agent will in no respect be liable or answerable for the use made of the Special Warrant Certificates or any of them or of the consideration therefor except as otherwise specified herein.

Section 2.8	Issue in Substitution for Special Warrant Certificates Lost, etc.

(a)	If any Special Warrant Certificate becomes mutilated or is lost, destroyed or stolen, the Company, subject to Applicable Legislation and Section 2.8(b), will issue, and thereupon the Special Warrant Agent will certify and deliver, a new Special Warrant Certificate of like denomination and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Special Warrant Certificate, or in lieu of and in substitution for such lost, destroyed or stolen Special Warrant Certificate, and the substituted Special Warrant Certificate will be in a form approved by the Special Warrant Agent and the Company and the Special Warrants evidenced thereby will be entitled to the benefits hereof and will rank equally, in accordance with their terms, with all other Special Warrants created or to be created hereunder.

(b)	The applicant for the issue of a new Special Warrant Certificate pursuant to this Section 2.8 will bear the reasonable cost of the issue thereof and, in case of loss, destruction or theft will, as a condition precedent to the issue thereof, furnish to the Company and to the Special Warrant Agent such evidence of ownership and of the loss, destruction or theft of the Special Warrant Certificate so lost, destroyed or stolen as will be satisfactory to the Company and to the Special Warrant Agent in their sole discretion, and such applicant will also be required to furnish an indemnity and surety bond in such amount and form as the Company and the Special Warrant Agent, in their sole discretion, and will pay the reasonable charges of the Company and the Special Warrant Agent in connection therewith.

Section 2.9	Exchange of Special Warrant Certificates

(a)	Special Warrant Certificates representing any number of Special Warrants may, upon compliance with the reasonable requirements of the Special Warrant Agent, be exchanged for one or more other Special Warrant Certificates representing the same aggregate number of Special Warrants, and bearing the same legend, if applicable, as represented by the Special Warrant Certificate or Special Warrant Certificates tendered for exchange.

(b)	Special Warrant Certificates may be exchanged only at the Special Warrant Agency or at any other place that is designated by the Company, with the approval of the Special Warrant Agent. Any Special Warrant Certificate tendered for exchange will be surrendered to and cancelled by the Special Warrant Agent.

Section 2.10	Transfer and Ownership of Special Warrants

(a)	Subject to Section 2.14, the Special Warrants may only be transferred on the register maintained at the Special Warrant Agency by the holder or its legal representative or its attorney duly appointed by an instrument in writing in form and execution satisfactory to the Special Warrant Agent and the Company only upon surrendering to the Special Warrant Agent the Special Warrant Certificate or Special Warrant Certificates representing the Special Warrants to be transferred, and upon compliance with:

(i)	the conditions set forth in this Indenture;

(ii)	such reasonable requirements as the Special Warrant Agent may prescribe;

(iii)	if applicable, the rules and procedures of the Depository; and

(iv)	all Applicable Legislation and applicable requirements of regulatory authorities, including the Securities Regulators,

and such transfer will be duly noted in such register by the Special Warrant Agent. Upon compliance with such requirements, unless such Special Warrants have been deposited into the Book-Entry Only System, the Special Warrant Agent will issue to the transferee one or more Special Warrant Certificates representing the Special Warrants transferred. No duty shall rest with the Special Warrant Agent to determine compliance of the transferee or transferor of any Special Warrants with applicable Securities Laws. The Special Warrant Agent may assume for the purposes of this Indenture that the address on the register of holders of any holder is the actual address of such holder and is also determinative of the residence of such holder, and that the address of any transferee to whom any Special Warrants or other securities issuable upon the exercise of any Special Warrants are to be registered, as shown on the transfer document, is the actual address of the transferee and is also determinative of the residency of the transferee.

(b)	Subject to Section 2.14, the Company and the Special Warrant Agent will deem and treat the registered owner of any Special Warrant Certificate as the Beneficial Owner thereof for all purposes and neither the Company nor the Special Warrant Agent will be affected by any notice to the contrary, except where the Company or the Special Warrant Agent is required to take notice by statute or by order of a court of competent jurisdiction.

(c)	Subject to the provisions of this Indenture and Applicable Legislation, the Special Warrantholders will be entitled to the rights and privileges attaching to the Special Warrants, as applicable. The issuance of Underlying Securities by the Company upon the exercise or deemed exercise of the Special Warrants by any Special Warrantholder, in accordance with the terms and conditions herein contained, will discharge all responsibilities of the Company and the Special Warrant Agent with respect to such Special Warrants and neither the Company nor the Special Warrant Agent will be bound to enquire into the title of any such holder.

(d)	Special Warrants bearing the legend set forth in Section 2.13(b) hereof, or any of the Underlying Securities or Warrant Shares bearing such legend, may only be offered, sold, pledged or otherwise transferred (i) to the Company, (ii) outside the United States in compliance with Rule 904 of Regulation S and in compliance with applicable local laws and regulations, (iii) in compliance with the exemption from registration under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in compliance with any applicable state securities laws, or (iv) in another transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities. In the event of a transfer pursuant to the foregoing, clause (iii) or clause (iv), the Company and the Special Warrant Agent may require a legal opinion of counsel of recognized standing reasonably satisfactory to the Company and the Special Warrant Agent that such transfer is exempt from registration under the U.S. Securities Act and applicable state securities laws. Notwithstanding the foregoing, the Special Warrant Agent may impose additional requirements for the removal of legends from the Special Warrants.

(e)	Notwithstanding any other provision of this Section 2.10, in connection with any transfer of Special Warrants, the transferor and transferee shall comply with all reasonable requirements of the Special Warrant Agent, as the Special Warrant Agent may deem necessary to secure the obligations of the transferee of such Special Warrants with respect to such transfer.

Section 2.11	Assumption by Transferee and Release of Transferor

Upon becoming a Special Warrantholder in accordance with the provisions of this Indenture, the transferee thereof will be deemed to have acknowledged and agreed to be bound by this Indenture. Upon the registration of such transferee as the holder of a Special Warrant, the transferor will cease to have any further rights and obligations under this Indenture with respect to such Special Warrant (or the Underlying Securities issuable in respect thereof).

Section 2.12	Registration of Special Warrants

Subject to Section 2.14, the Special Warrant Agent will keep at the Special Warrant Agency: (a) a register of Special Warrantholders in which will be entered in alphabetical order the names and addresses of the holders of the Special Warrants and particulars of the Special Warrants held by them; and (b) a register of transfers in which all transfers of the Special Warrants and the date and other particulars of each transfer will be entered. Branch registers will also be kept at such other place or places, if any, as the Company, with the approval of the Special Warrant Agent, may designate. Such registers will be open for inspection by the Company and/or any Special Warrantholder. The Special Warrant Agent will, from time to time, when requested to do so by the Company, and upon payment of the Special Warrant Agent’s reasonable charges, furnish a list of the names and addresses of Special Warrantholders showing the number of the Special Warrants held by each such Special Warrantholder.

The register shall be available for inspection by the Company and or any Special Warrantholder during the Special Warrant Agent’s regular business hours on a Business Day and upon payment to the Special Warrant Agent of its reasonable fees. Any Special Warrantholder exercising such right of inspection shall first provide an affidavit in form satisfactory to the Company and the Special Warrant Agent stating the name and address of the Special Warrantholder and agreeing not to use the information therein except in connection with an effort to call a meeting of Special Warrantholders or to influence the voting of Special Warrantholders at any meeting of Special Warrantholders.

Once an Uncertificated Special Warrant has been Authenticated, the information set forth in the register with respect thereto at the time of Authentication may be altered, modified, amended, supplemented or otherwise changed only to reflect exercise or proper instructions to the Special Warrant Agent from the holder as provided herein, except that the Special Warrant Agent may act unilaterally to make purely administrative changes internal to the Special Warrant Agent and changes to correct errors. Each person who becomes a holder of an Uncertificated Special Warrant, by his, her or its acquisition thereof shall be deemed to have irrevocably: (a) consented to the foregoing authority of the Special Warrant Agent to make such minor error corrections; and (b) agreed to pay to the Special Warrant Agent, promptly upon written demand, the full amount of all losses and expenses (including without limitation reasonable legal fees of the Company and the Special Warrant Agent plus interest, at an appropriate then prevailing rate of interest to the Special Warrant Agent), sustained by the Company or the Special Warrant Agent as a proximate result of such error but only if and only to the extent that such present or former holder realized any benefit as a result of such error and could reasonably have prevented, forestalled or minimized such loss and expense by prompt reporting of the error or avoidance of accepting benefits thereof, whether or not such error is or should have been timely detected and corrected by the Special Warrant Agent; provided, however, that no person who is a bona fide purchaser shall have any such obligation to the Company or to the Special Warrant Agent.

Section 2.13	Legend Matters and Restrictions on Transfer

(a)	The Special Warrants, Underlying Securities and Warrant Shares have not been registered under the U.S. Securities Act or any state securities laws.

(b)	Each Special Warrant Certificate originally issued to a U.S. Purchaser, and each certificate issued in exchange therefor or in substitution thereof prior to (i) the Qualification Date or (ii) the date that is six months and a day after the Closing Date, shall bear the following legend:

“THE SECURITIES REPRESENTED HEREBY [AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF] HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH ALL LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND IN THE CASE OF (B), (C) OR (D), THE HOLDER HAS PRIOR TO SUCH SALE FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

provided that the above legend may be removed by delivery to the Company and the Special Warrant Agent of an opinion of counsel, of recognized standing, or other evidence of exemption in form and substance reasonably satisfactory to the Company, to the effect that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

The Special Warrant Agent shall be entitled to request any other documents that it may require in accordance with its internal policies for the removal of the legend set forth above.

(c)	Notwithstanding any other provisions of this Indenture, in processing and registering transfers of Special Warrants, no duty or responsibility whatsoever shall rest upon the Special Warrant Agent to determine the compliance by any transferor or transferee with the terms of the legend contained in Section 2.13(b), or with the relevant securities laws or regulations, including, without limitation, Regulation S, and the Special Warrant Agent shall be entitled to assume that all transfers are legal and proper if made in accordance with this Indenture.

(d)	Each CDS Global Special Warrant Certificate, if issued on a certificated basis originally issued in Canada and held by the Depository, and each CDS Global Special Warrant Certificate issued in exchange therefor or in substitution thereof, shall bear or be deemed to bear the following legend or such variations thereof as the Company may prescribe from time to time:

“UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF CDS CLEARING AND DEPOSITORY SERVICES INC. (“CDS”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN RESPECT THEREOF IS REGISTERED IN THE NAME OF CDS & CO, OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS (AND ANY PAYMENT IS MADE TO CDS & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED HOLDER HEREOF, CDS & CO., HAS A PROPERTY INTEREST IN THE SECURITIES REPRESENTED BY THIS CERTIFICATE HEREIN AND IT IS A VIOLATION OF ITS RIGHTS FOR ANOTHER PERSON TO HOLD, TRANSFER OR DEAL WITH THIS CERTIFICATE.”

(e)	Each Special Warrant Certificate originally issued to a holder and each CDS Global Special Warrant Certificate originally issued and held by the Depository on the date hereof (and each such Special Warrant Certificate or CDS Global Special Warrant Certificate, as the case may be, issued in exchange therefore or in substitution thereof prior to (i) the Qualification Date or (ii) the date that is six months and a day after the Closing Date), shall bear or be deemed to bear the following legend(s) or such variations thereof as the Company my prescribe from time to time:

“THE ISSUANCE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.”

and, if the Special Warrantholder is located in or subject to the Securities Laws of a province or territory of Canada, the following legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THIS SECURITY BEFORE JULY 28, 2023.”

(f)	The Company confirms that, as at the date of execution of this Indenture, it does not have a class of securities registered pursuant to Section 12 of the U.S. Exchange Act or have a reporting obligation pursuant to Section 15(d) of the U.S. Exchange Act. The Company covenants with the Special Warrant Agent that in the event that (i) any class of its securities shall become registered pursuant to Section 12 of the U.S. Exchange Act or the Company shall incur a reporting obligation pursuant to Section 15(d) of the U.S. Exchange Act, or (ii) any such registration or reporting obligation shall be terminated by the Company in accordance with the U.S. Exchange Act, the Company shall promptly deliver to the Special Warrant Agent a certificate of an officer (in a form provided by the Special Warrant Agent, acting reasonably) notifying the Special Warrant Agent of such registration or termination and such other information as the Special Warrant Agent may reasonably require at the time. The Company acknowledges that the Special Warrant Agent is relying upon the foregoing representation and covenants in order to meet certain SEC obligations with respect to those clients who are filing reports with the SEC.

Section 2.14	Book-Entry Only System and Issue of Certificates

(a)	Subject to Section 2.14(j), unless the Book-Entry Only System is terminated or required to be so terminated by applicable law, the Special Warrants may be issued in uncertificated form and deposited in the Book-Entry Only System, and shall be deemed to bear the legend(s) set forth in Section 2.14(a)(ii). In respect of any Special Warrants issued in certificated form, the Company will execute and the Special Warrant Agent will countersign and deliver Special Warrant Certificates that will:

(i)	represent the aggregate number of Special Warrants to be represented by such certificate(s); and

(ii)	bear the legend(s) substantially to the following effect:

“THE ISSUANCE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.”

and, if the Special Warrantholder is located in or subject to the Securities Laws of a province or territory of Canada, the following legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THIS SECURITY BEFORE JULY 28, 2023.”

(b)	Subject to Section 2.14(g) and Section 3.7, unless the Book-Entry Only System is terminated or required to do so by applicable law, owners of the beneficial interests in Special Warrants deposited in the Book-Entry Only System will not receive or be entitled to receive Special Warrant Certificates in definitive form and will not be considered registered owners or holders thereof under this Indenture or any supplemental indenture, except in circumstances where the Depository resigns or is removed from its responsibility and the Special Warrant Agent is unable or does not wish to locate a qualified successor. Except as otherwise provided for herein, beneficial interests in the Special Warrants will be represented only through the Book-Entry Only System. Transfers of beneficial ownership in any Special Warrant in the Book-Entry Only System between Participants will be effected only in accordance with the rules and procedures of the Depository.

(c)	All references herein to actions by, notices given or payments made to Special Warrantholders will, where Special Warrants are held through the Depository, refer to actions taken by, or notices given or payments made to, the Depository upon instruction from the Participants in accordance with its rules and procedures. For the purposes of any provision hereof requiring or permitting actions with the consent of or at the direction of Special Warrantholders evidencing a specified percentage of the aggregate Special Warrants outstanding, such direction or consent may be given by holders of Special Warrants acting through the Depository and the Participants owning Special Warrants evidencing the requisite percentage of the Special Warrants.

(d)	The rights of Beneficial Owners of Special Warrants who hold securities entitlements in respect of the Special Warrants through the Book-Entry Only System shall be limited to those established by applicable law and agreements between the Depository and the Participants and between such Participants and the Beneficial Owners of Special Warrants who hold securities entitlements in respect of the Special Warrants through the Book-Entry Only System, and such rights must be exercised through a Participant in accordance with the rules and procedures of the Depository.

(e)	For so long as Special Warrants are held through the Depository, if any notice or other communication is required to be given to Special Warrantholders, the Special Warrant Agent will give such notices and communications to the Depository.

(f)	Unless the Book-Entry Only System is terminated or required to be so terminated by applicable law, and subject to Section 2.14(g) and Section 2.14(j) and Section 3.7, neither the Company nor the Special Warrant Agent will be under any obligation to deliver to any Participant or Beneficial Owner, nor will any Participant or Beneficial Owner have any right to require the delivery of, Special Warrant Certificates in definitive form or other instrument evidencing any interest in the Special Warrants and will not be considered registered owners or holders thereof under this Indenture.

(g)	If any Special Warrant is deposited in the Book-Entry Only System and any of the following events occurs:

(i)	the Depository or the Company has notified the Special Warrant Agent that (A) the Depository is unwilling or unable to continue or is removed from its responsibility as depository, or (B) the Depository ceases to be a clearing agency in good standing under applicable laws and, in either case, the Company is unable to locate a qualified successor depository within 90 days receipt of such notice;

(ii)	the Company has determined, in its sole discretion, with the consent of the Special Warrant Agent, to terminate the Book-Entry Only System and has communicated such determination to the Special Warrant Agent in writing;

(iii)	the Company or the Depository is required by Applicable Legislation to take the action contemplated in this Section 2.14(g);

(iv)	the Special Warrant is to be Authenticated to or for the account or benefit of a U.S. Purchaser; or

(v)	the Book-Entry Only System administered by the Depository ceases to exist, then one or more definitive fully registered Special Warrant Certificates will be executed by the Company and countersigned and delivered by the Special Warrant Agent to the Depository, then, in any such case, fully registered Special Warrant Certificates issued and exchanged pursuant to this Section 2.14(g) will be registered in such names and in such denominations as the Depository will instruct the Special Warrant Agent; provided, however, that the aggregate number of Special Warrants represented by such Special Warrant Certificates will be equal to the aggregate number of Special Warrants represented by the Special Warrants deposited in the Book-Entry Only System so exchanged. The Company shall provide a certificate executed by an officer of the Company giving notice to the Special Warrant Agent of the occurrence of any event outlined in this Section 2.14(g).

(h)	Notwithstanding anything herein or in the terms of the Special Warrant Certificates to the contrary, neither the Company nor the Special Warrant Agent nor any agent thereof will have any responsibility or liability for: (i) the records maintained by the Depository relating to any ownership interests or any other interests in the Special Warrants or the depository system maintained by the Depository, or payments made by the Depository or its nominee on account of any ownership interest or any other interest of any person in any Special Warrant; (ii) for maintaining, supervising or reviewing any records of the Depository or any Participant relating to any such interest; or (iii) any advice or representation made or given by the Depository or those contained herein that relate to the rules, procedures and regulations of the Depository or any action to be taken by the Depository on its own direction or at the direction of any Participant. Nothing herein will prevent the owners of beneficial interests in Special Warrants from voting such Special Warrants using duly executed proxies or voting instruction forms, as applicable.

(i)	The provisions of Section 2.10 with respect to the transfer of Special Warrants and the provisions of Section 2.12 with respect to the registration of Special Warrants are subject to the provisions of this Section 2.14.

(j)	Notwithstanding anything to the contrary contained herein, any Special Warrants issued to a U.S. Purchaser will be represented by definitive Special Warrant Certificates and fully registered in such names and denominations as the Company will instruct the Special Warrant Agent.

Section 2.15	Location and Residence of Special Warrantholders

A Special Warrantholder will be deemed to be, and the Company and the Special Warrant Agent may treat, for such purposes, the subscriber for the Special Warrants in question as the Special Warrantholder, and the Special Warrantholder will be deemed to be located and resident in the jurisdiction provided as the address of such subscriber as set forth in the subscription agreement for such Special Warrants or the address of the purchaser of the Special Warrants as set forth in the forms filed on issuance of the Special Warrants or such other filing required under applicable Securities Laws in respect of a transfer of the Special Warrants. If the Company and the Special Warrant Agent will not have been provided with a copy of such form or other filing required under applicable Securities Laws in respect of a transfer of beneficial ownership, then the original subscriber will be treated for all purposes hereunder to be the Beneficial Owner of the Special Warrants, as applicable.

Section 2.16	Cancellation of Surrendered Special Warrants

All Special Warrant Certificates surrendered to the Special Warrant Agent in accordance with the provisions of this Indenture will be cancelled by the Special Warrant Agent, and upon the exercise or deemed exercise of all Uncertificated Special Warrants, such Uncertificated Special Warrants shall be deemed cancelled and so noted on the register by the Special Warrant Agent. If requested in writing by the Company, the Special Warrant Agent will furnish to the Company a cancellation certificate identifying the Special Warrants so cancelled, the number of Special Warrants represented thereby and the number of Units, if any, issued pursuant to the exercise of such Special Warrants.

Article 3
EXERCISE OF SPECIAL WARRANTS

Section 3.1	Method of Exercise of Special Warrants

(a)	The holder of any Special Warrant Certificates may exercise the right conferred on such holder to acquire Units (as evidenced by such Special Warrant Certificate) by surrendering to the Special Warrant Agent at the Special Warrant Agency, after the Effective Date and prior to the Expiry Time, the Special Warrant Certificate with a duly completed and executed exercise form attached as Appendix 1 to the Special Warrant Certificate (attached hereto as Schedule “A”). A Special Warrant Certificate with the duly completed and executed exercise form referred to in this Section 3.1(a) will be deemed to be surrendered only upon personal delivery thereof or, if sent by mail or other means of transmission, upon actual receipt thereof by the Special Warrant Agent at the Special Warrant Agency.

(b)	Any exercise form referred to in Section 3.1(a) will be signed by the Special Warrantholder and will specify:

(i)	the number of Units which the holder wishes to acquire (being not more than the number of Units which the holder is entitled to acquire pursuant to the Special Warrant Certificate(s) surrendered);

(ii)	the person or persons in whose name or names the Units to be acquired upon exercise of the Special Warrants are to be issued;

(iii)	the address or addresses of such person or persons; and

(iv)	the number of Units to be issued to each such person if more than one person is so specified.

If any of the Units subscribed for are to be issued to a person or persons other than the Special Warrantholder, the Special Warrantholder will pay to the Company, or to the Special Warrant Agent on behalf of the Company, all applicable transfer or stamp taxes or government or other similar charges, and the Company will not be required to issue or deliver certificates evidencing Units unless or until such Special Warrantholder has paid to the Company, or to the Special Warrant Agent on behalf of the Company, the amount of such taxes or charges, or will have established to the satisfaction of the Company that such taxes or charges have been paid or that no taxes or charges are due.

(c)	A Beneficial Owner of Special Warrants issued in uncertificated form evidenced by a security entitlement in respect of Special Warrants in the Book-Entry Only System who desires to exercise his, her or its Special Warrants must do so by causing a Participant to withdraw the Special Warrant from the Book-Entry Only System. Upon withdrawal of the Special Warrant, an individually registered Special Warrant Certificate shall be issued by the Special Warrant Agent to such Beneficial Owner or Participant and the exercise procedures set forth in Section 3.1(a) and Section 3.1(b) shall be followed.

(d)	By causing a Participant to withdraw the Special Warrants from the Depository, a Beneficial Owner shall be deemed to have irrevocably appointed such Participant to act as his, her or its exclusive settlement agent with respect to the exercise and the receipt of Units in connection with the obligations arising from such exercise.

(e)	Any exercise notice which the Special Warrant Agent determines to be incomplete, not in proper form or not duly executed shall for all purposes be void and of no effect, and the exercise to which it relates shall be considered for all purposes not to have been exercised thereby. A failure by a Participant to exercise or to give effect to the settlement thereof in accordance with the Beneficial Owner’s instructions, will not give rise to any obligations or liability on the part of the Company or Special Warrant Agent to the Participant or the Beneficial Owner.

(f)	In connection with the exchange of Special Warrant Certificates and the exercise of Special Warrants, and in compliance with such other terms and conditions hereof as may be required, the Company has appointed the Special Warrant Agency as the agency at which Special Warrant Certificates may be surrendered for exchange or transfer or at which Special Warrants may be exercised, and the Special Warrant Agent has accepted such appointment. The Company may, with the prior approval of the Special Warrant Agent, from time to time designate alternate or additional places as the Special Warrant Agency and will give notice to the Special Warrant Agent of any change of the Special Warrant Agency.

(g)	If the exercise form set forth in the Special Warrant Certificate shall have been amended, the Company shall cause the amended exercise form to be forwarded to all Special Warrantholders.

(h)	Exercise forms must be delivered to the Special Warrant Agent at any time during the Special Warrant Agent’s actual business hours on any Business Day prior to the Expiry Time. Any exercise forms received by the Special Warrant Agent after business hours on any Business Day other than the Expiry Date will be deemed to have been received by the Special Warrant Agent on the next following Business Day.

(i)	If an exercise form is not received by the Special Warrant Agent on a date that is earlier than the Expiry Time, then at the Expiry Time the Special Warrants will be automatically exercised into Units pursuant to Section 3.7 herein.

Section 3.2	Effect of Exercise of Special Warrants

(a)	Upon compliance by the holder of any Special Warrant Certificate or Uncertificated Special Warrant with the provisions of Section 3.1 or upon the deemed exercise pursuant to Section 3.7, and subject to Section 3.3, the Units to be issued upon the exercise of the Special Warrants will be deemed to have been issued and the person or persons to whom such Units are to be issued will be deemed to have become the holder or holders of record of such Units on the Exercise Date, unless the registers of the Company will be closed on such date, in which case the Units to be issued upon the exercise of the Special Warrants will be deemed to have been issued and such person or persons deemed to have become the holder or holders of record of such Units on the date on which such transfer registers are reopened. It is hereby understood that in order for persons to whom Units are to be issued, to become holders of Units on record on the Exercise Date, Beneficial Owners must commence the exercise process sufficiently in advance so that the Special Warrant Agent is in receipt of all items of exercise at least one Business Day prior to such Exercise Date.

(b)	Subject to Section 3.7 and subject to adjustment in accordance with Article 4, within three (3) Business Days after the Exercise Date of a Special Warrant as set forth above, the Special Warrant Agent shall use commercially reasonable efforts to cause to be mailed to the person or persons in whose name or names the Underlying Securities have been issued upon the exercise of Special Warrants as specified in the exercise form, at the address specified in such exercise form or, if so specified in such exercise form, cause to be delivered to such person or persons at the Special Warrant Agency where the Special Warrant Certificate was surrendered, a certificate or certificates for the appropriate number of Underlying Securities (or any other appropriate evidence of the issuance of Underlying Securities to such person or persons in respect of Underlying Securities issued under the Book-Entry Only System).

Section 3.3	Partial Exercise of Special Warrants; Fractions

(a)	The holder of any Special Warrants may exercise its right to acquire Units in part and may thereby acquire a number of Units less than the aggregate number which the holder is entitled to acquire pursuant to the Special Warrant Certificate(s) surrendered in connection therewith; provided, however, that, in no event will fractional Underlying Shares or Underlying Warrants be issued with regard to the applicable Special Warrants exercised. In the event of any acquisition of a number of Units less than the number which the holder is entitled to acquire, the holder of the Special Warrants will, upon exercise thereof, be entitled to receive, without charge therefor, a new Special Warrant Certificate or Special Warrant Certificates or, if in uncertificated form, customer confirmation in the Book-Entry Only System or DRS Advice representing the balance of the Units which such holder was entitled to acquire pursuant to the surrendered Special Warrant Certificate(s) and which were not then acquired.

(b)	Notwithstanding anything contained in this Indenture, including any adjustment provided for in Article 4, the Company will not be required, upon the exercise of any Special Warrants to issue fractional Underlying Shares or Underlying Warrants or to issue certificates which evidence a fractional Underlying Share or Underlying Warrant. Any fractional Underlying Shares or Underlying Warrants will be rounded up to the next greater whole number if the fractional entitlement is equal to or greater than 0.5 and shall, without any additional compensation, be rounded down to the next lesser whole number if the fractional entitlement is less than 0.5 and, in calculating such fractional interest, all Underlying Shares or Underlying Warrants, as applicable, held by the holder shall be aggregated.

Section 3.4	Cancellation of Surrendered Special Warrants

All Special Warrant Certificates surrendered will be returned to the Special Warrant Agent for cancellation and, after the expiry of any period of retention prescribed by Applicable Legislation, and in accordance with the Special Warrant Agent’s ordinary business practice, destroyed by the Special Warrant Agent. Upon the request of the Company, the Special Warrant Agent will furnish to the Company a destruction certificate identifying the Special Warrant Certificates so destroyed and the number of Special Warrants, evidenced thereby, the number of Units issued pursuant to such Special Warrants and the details of any Special Warrant Certificates issued in substitution or exchange for such Special Warrant Certificates destroyed.

Section 3.5	Accounting and Recording

(a)	The Special Warrant Agent will promptly account to the Company with respect to Special Warrants exercised. Any securities or other instruments from time to time received by the Special Warrant Agent, will be received in trust for, and will be segregated and kept apart by the Special Warrant Agent in trust for, the Company.

(b)	The Special Warrant Agent will record the particulars of Special Warrants exercised, which will include the date of exercise and the names and addresses of the persons who become holders of Units on the exercise and Exercise Date in respect thereof. The Special Warrant Agent will provide, within five Business Days, upon written request of the Company, particulars in writing to the Company regarding the exercise of such Special Warrants.

Section 3.6	Expiration of Special Warrants

Subject to Section 3.7, immediately after the Expiry Time, all rights under any Special Warrants not exercised or deemed to be exercised in accordance with the terms and conditions of this Indenture will cease and terminate and such Special Warrants will be void and of no further force or effect.

Section 3.7	Deemed or Automatic Exercise and Surrender

(a)	Upon receipt of the Expiry Date Notice by the Special Warrant Agent, the rights of holders of the Special Warrants to acquire Units will be deemed to be exercised, effective as of the Expiry Date, without any additional payment and without any further action on the part of such holders at the Expiry Time on the Expiry Date, and the Units will be deemed to be issued to the Special Warrantholders at such time. The Underlying Securities, issued upon automatic exercise, will be registered in the name of the applicable Special Warrantholder, as it appears on the register of the Special Warrant Agent, at the time of exercise and such Underlying Securities will be issued in the same form, certificated or uncertificated, as the Special Warrants are held by such Special Warrantholder, provided that the Underlying Securities issued upon the exercise of Special Warrants deposited with CDS shall be deposited with Depository Trust Clearing Company or such other persons designated in writing by the Company to act as depository. If the Expiry Date Notice has not been received by the Special Warrant Agent on or before the date that is six months following the Closing Date, the Expiry Date shall be deemed to be the date that is six months following the Closing Date.

(b)	Unless, prior to the Expiry Date, the Company or the Special Warrant Agent has received from such Special Warrantholder, in the case of Special Warrants that are not deposited in the Book-Entry Only System, an exercise form (accompanied by a Special Warrant Certificate) in accordance with Section 3.1(a) and Section 3.1(b) or in the case of Special Warrants deposited in the Book-Entry Only System, an exercise form in accordance Section 3.1(c), with which such Units have already been issued upon voluntary exercise by such Special Warrantholder, immediately at the Expiry Time, all remaining Special Warrants will be deemed to be exercised into the respective Underlying Securities and will be sent by courier, registered post or first class insured mail by the Special Warrant Agent to the holder at its registered address, as listed on the register of Special Warrantholders maintained by the Special Warrant Agent. Delivery of Underlying Securities, whether certificated or uncertificated, will be caused to be delivered within three (3) Business Days of the date on which the Special Warrants are deemed to be exercised.

Section 3.8	Securities Restrictions

(a)	Notwithstanding anything contained in this Indenture, Special Warrants and Units will only be issued pursuant to the transfer or exercise of any Special Warrant in compliance with Applicable Legislation of any applicable jurisdiction and, without limiting the generality of the foregoing, in respect of any Special Warrants transferred or exercised for Underlying Securities, the certificates in physical or uncertificated form, representing the issued Special Warrants and Underlying Securities, as the case may be, will bear such legends as may, in the opinion of Counsel to the Company, be necessary in order to avoid a violation of applicable Securities Laws or other Applicable Legislation of such jurisdiction or to comply with the requirements of any stock exchange on which the Underlying Shares are listed; provided, however, that if, at any time, in the opinion of Counsel to the Company, such legends are no longer necessary in order to avoid a violation of any such laws, or the holder of any such legended certificate, in physical or uncertificated form, at the holder’s expense, provides the Company with evidence satisfactory in form and substance to the Company (which may include an opinion of counsel satisfactory to the Company) to the effect that such holder is entitled to sell or otherwise transfer such Special Warrants or Underlying Securities, as the case may be, in a transaction in which such legends are not required, such legended certificate, in physical or uncertificated form, may thereafter be surrendered to the Special Warrant Agent in exchange for a certificate, in physical or uncertificated form, which does not bear such legend.

(b)	All certificates representing the Underlying Securities issued or Underlying Securities issued in certificated or uncertificated form upon the exercise or deemed exercise of Special Warrants to holders located in, or subject to the Securities Laws of a province or territory of Canada, prior to the date that is four months and one day following the Closing Date, will bear the following legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THIS SECURITY BEFORE JULY 28, 2023.”

(c)	If the Special Warrant Certificate representing Special Warrants exercised or deemed to have been exercised in accordance with this Article 3 bears the legend set forth in Section 2.13(b), and the Registration Statement has not been declared effective by the SEC prior to the Expiry Date, then any certificate representing the Underlying Securities in physical form issued upon such exercise shall bear, in addition to any legends required by this Section 3.8, the following legend:

“THE SECURITIES REPRESENTED HEREBY [AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF] HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH ALL LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND IN THE CASE OF (B), (C) OR (D), THE HOLDER HAS PRIOR TO SUCH SALE FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

Provided that the above legend may be removed by delivery to the Company and the applicable registrar and transfer agent of an opinion of counsel of recognized standing, or other evidence, in form and substance reasonably satisfactory to the Company, to the effect that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

Section 3.9	Delivery of Expiry Date Notice

The Company will deliver the Expiry Date Notice duly executed by the Company to the Special Warrant Agent no later than 5:00 p.m. (Toronto time) on the Business Day immediately before the Expiry Date. Notwithstanding the foregoing, if the Expiry Date Notice has not been received by the Special Warrant Agent on or before the date that is six months following the Closing Date, the Expiry Date shall be deemed to be the date that is six months following the Closing Date. At which point, for greater certainty, all Special Warrants remaining on the register at such time will be deemed exercised into the Underlying Securities.

Article 4
ADJUSTMENT OF NUMBER OF UNITS

Section 4.1	Adjustment of Number of Units

The rights to acquire Units in effect at any date attaching to the Special Warrants are subject to adjustment from time to time as follows:

(a)	If the Qualification Date has not occurred on or prior to 5:00 p.m. (Toronto time) on the date that is four months following the Closing Date, each Special Warrantholder shall acquire one Penalty Unit per unexercised Special Warrant by exercise prior to the Expiry Time or deemed exercise at the Expiry Time, with each Penalty Unit being comprised of 1.2 Underlying Shares and 1.2 Underlying Warrants; provided, however, that any fractional Penalty Unit entitled will be rounded up to the next greater whole number of Penalty Units if the fractional entitlement is equal to or greater than 0.5 and shall, without any additional compensation, be rounded down to the next lesser whole number of Penalty Units if the fractional entitlement is less than 0.5 and, in calculating such fractional interests, all Penalty Units registered in the name of and held by the Special Warrantholder shall be aggregated, subject to adjustment in accordance with the following provisions of this Article 4, at the Expiry Date, at no additional cost to or further action by the Special Warrantholder (the “Penalty Provision”);

Section 4.2	Adjustment of Number of Underling Shares and Underlying Warrants

The rights to acquire Warrant Shares underlying the Underlying Warrants (including the exercise price thereof) in effect at any date attaching to the Special Warrants shall be subject to adjustment from time to time in accordance with the provisions of the Warrant Indenture governing the Underlying Warrants. The rights to acquire Underlying Shares in effect at any date attaching to the Special Warrants are subject to adjustment from time to time as follows:

(a)	if and whenever at any time from the Effective Date and prior to the Expiry Time (the “Adjustment Period”), the Company:

(i)	subdivides, re-divides or changes its outstanding Common Shares into a greater number of shares;

(ii)	consolidates, reduces or combines its outstanding Common Shares into a smaller number of shares; or

(iii)	issues Common Shares or securities exchangeable or exercisable for or convertible to Common Shares (“convertible securities”) to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend (other than the issue of Common Shares or convertible securities to such holders as Dividends Paid in the Ordinary Course);

(any of the above being a “Common Share Reorganization”), the number of Units issuable upon the exercise of each Special Warrant is adjusted immediately after the effective date of the Common Share Reorganization or on the record date for the issue of such Common Shares or exchangeable, exercisable or convertible securities by way of stock dividend, by multiplying the number of Units previously obtainable on the exercise of a Special Warrant by the fraction of which:

A.	the numerator is the total number of Common Shares outstanding immediately after the effective or record date of the Common Share Reorganization, or, in the case of the issuance of exchangeable, exercisable or convertible securities, the total number of Common Shares outstanding immediately after the effective or record date of the Common Share Reorganization plus the total number of Common Shares issuable upon conversion, exercise or exchange of such convertible securities; and

B.	the denominator is the total number of Common Shares outstanding immediately prior to the applicable effective or record date of such Common Share Reorganization,

and the Company and Special Warrant Agent, upon receipt of notice pursuant to Section 4.4, shall make such adjustment successively whenever any event referred to in this Section 4.2(a) occurs and any such issue of Common Shares or exercisable, exchangeable or convertible securities by way of a stock dividend is deemed to have occurred on the record date for the stock dividend for the purpose of calculating the number of outstanding Common Shares under this Section 4.2(a). To the extent that any exercisable, exchangeable or convertible securities are not converted into or exercised or exchanged for Common Shares, prior to the expiration thereof, the number of Units obtainable under each Special Warrant shall be readjusted to the number of Units that is then obtainable based upon the number of Common Shares actually issued on conversion or exchange of such convertible securities;

(b)	if and whenever during the Adjustment Period, the Company fixes a record date for the issue of rights, options or warrants to all or substantially all of the holders of Common Shares under which such holders are entitled, during a period expiring not more than 45 days after the record date for such issue (a “Rights Period”), to subscribe for or acquire Common Shares at a price per share to the holder of less than 85% of the Current Market Price for the Common Shares on such record date (any of such events being called a “Rights Offering”), then the number of Units obtainable upon the exercise of each Special Warrant is adjusted effective immediately after the end of the Rights Period to a number determined by multiplying the number of Units obtainable upon the exercise thereof immediately prior to the end of the Rights Period by a fraction:

(i)	the numerator of which is the number of Common Shares outstanding after giving effect to the Rights Offering and including the number of Common Shares actually issued or subscribed for during the Rights Period upon exercise of the rights, warrants or options under the Rights Offering; and

(ii)	the denominator of which is the aggregate of:

A.	the number of Common Shares outstanding as of the record date for the Rights Offering, and

B.	a number determined by dividing (1) the product of the number of Common Shares issued or subscribed during the Rights Period upon the exercise of the rights, warrants, or options under the Rights Offering and the price at which such Common Shares are offered by (2) the Current Market Price of the Common Shares as of the record date for the Rights Offering;

(c)	if and whenever during the Adjustment Period, the Company issues or distributes to all or to substantially all of the holders of the Common Shares:

(i)	securities of the Company including rights, options or warrants to acquire shares of any class or securities exchangeable for or convertible into or exchangeable into any such shares or property or assets and including evidence of its indebtedness; or

(ii)	any property (including cash), evidence of indebtedness or other assets,

and if such issuance or distribution does not constitute Dividends paid in the Ordinary Course, a Common Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a “Special Distribution”), the number of Units obtainable upon the exercise of each Special Warrant is adjusted effective immediately after the record date at which the holders of affected Common Shares are determined for purposes of the Special Distribution to a number determined by multiplying the number of Units obtainable upon the exercise thereof in effect on such record date by a fraction:

(i)	the numerator of which is the number of Common Shares outstanding on such record date multiplied by the Current Market Price of the Common Shares on such record date; and

(ii)	the denominator of which is:

A.	the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date, less

B.	the fair market value on such record date, as determined by action of the directors (whose determination shall be conclusive), to the holders of the Common Shares of such securities or property, indebtedness or other assets so issued or distributed in the Special Distribution;

(d)	if and whenever during the Adjustment Period, there is a reclassification of the Common Shares or a change in or exchange of the Common Shares into other shares or securities, or a capital reorganization of the Company other than as described in Section 4.2(a), or the triggering of a shareholders’ rights plan or a consolidation, amalgamation, arrangement or merger of the Company with or into any other body corporate, trust, partnership or other entity, or a transfer, sale or conveyance of the property and assets of the Company as an entirety or substantially as an entirety to any other body corporate, trust, partnership or other entity, any of such events being referred to as a “Capital Reorganization”, every Special Warrantholder who has not exercised its right of acquisition as on the record date or at the effective date of such Capital Reorganization, as the case may be, is entitled to receive, upon exercise in accordance with the terms and conditions hereof and shall accept, in lieu of the number of Units obtainable under the Special Warrants to which it was previously entitled, the kind and number of Units or other securities or property of the Company that the Special Warrantholder would have been entitled to receive on such Capital Reorganization, if, on the record date or the effective date thereof, as the case may be, the Special Warrantholder had been the registered holder of the number of Units obtainable upon the exercise of Special Warrants then held, subject to adjustment thereafter in accordance with provisions of the same, as nearly as may be possible, as those contained in this Section 4.2(d). The Company shall not carry into effect any action requiring an adjustment pursuant to this Section 4.2(d) unless all necessary steps have been taken so that the Special Warrantholders are thereafter entitled to receive such kind and number of Units, other securities or property. The Company will not enter into a Capital Reorganization unless its successor, or the purchasing body corporate, partnership, trust or other entity, as the case may be, prior to or contemporaneously with any such Capital Reorganization, enters into an indenture which provides, to the extent possible, for the application of the provisions set forth in this Indenture with respect to the rights and interests thereafter of the Special Warrantholders to the end that the provisions set forth in this Indenture are correspondingly made applicable, as nearly as may reasonably be, with respect to any shares, other securities or property to which a Special Warrantholder is entitled on the exercise of his acquisition rights thereafter. An indenture entered into by the Company pursuant to the provisions of this Section 4.2(d) is deemed a supplemental indenture entered into pursuant to the provisions of Article 8. An indenture entered into between the Company, any successor to the Company or any purchasing body corporate, partnership, trust or other entity and the Special Warrant Agent must provide for adjustments which are as nearly equivalent as may be practicable to the adjustments provided in this Section 4.2(d) and which apply to successive Capital Reorganizations;

(e)	where this Section 4.2(e) requires that an adjustment becomes effective immediately after a record date or effective date, as the case may be, for an event referred to herein, the Company may defer, until the occurrence of that event, issuing to the Special Warrantholder exercising his acquisition rights after the record date or effective date, as the case may be, and before the occurrence of that event, the adjusted number of Units, other securities or property issuable upon the exercise or deemed exercise of the Special Warrants by reason of the adjustment required by that event. If the Company relies on this Section 4.2(e) to defer issuing an adjusted number of Units, other securities or property to a Special Warrantholder, the Special Warrantholder has the right to receive any distributions made on the adjusted number of Units, other securities or property declared in favour of holders of record on and after the date of exercise or such later date as the Special Warrantholder would but for the provisions of this Section 4.2(e), have become the holder of record of the adjusted number of Units, other securities or property;

(f)	the adjustments provided for in this Section 4.2(f) are cumulative. After any adjustment pursuant to this Section 4.2(f), the term “Units” where used in this Indenture is interpreted to mean securities of any class or classes which, as a result of such adjustment and all prior adjustments pursuant to this Section 4.2(f) the Special Warrantholder is entitled to receive upon the exercise of his Special Warrant, and the number of Units obtainable in any exercise made pursuant to a Special Warrant is interpreted to mean the number of Units or other property or securities a Special Warrantholder is entitled to receive, as a result of such adjustment and all prior adjustments pursuant to this Section 4.2(f), upon the full exercise of a Special Warrant;

(g)	notwithstanding anything in this Section 4.2(g), no adjustment shall be made in the acquisition rights attached to the Special Warrants if the issue of Common Shares is being made pursuant to any stock option or stock purchase plan in force from time to time for directors, officers or employees of the Company;

(h)	in the event of a question arising with respect to the adjustments provided for in this Section 4.2(h), that question shall be conclusively determined by the Company’s Auditor or, if they are unwilling or unable to act, such independent nationally recognized chartered accountants as may be selected by the directors of the Company, acting reasonably and in good faith, who shall have access to all necessary records of the Company, and a determination by the Company’s Auditor is binding upon the Company, the Special Warrant Agent, all Special Warrantholders and all other persons interested therein; and

(i)	no adjustment in the number of Units obtainable upon exercise of Special Warrants shall be made in respect of any event described in this Section 4.2(i), other than the events referred in Sections 4.2(a)(i) and 4.2(a)(ii), if the Special Warrantholders are entitled to participate in such event on the same terms, mutatis mutandis, as if the Special Warrantholders had exercised their Special Warrants prior to or on the effective date or record date of such event.

Section 4.3	Proceedings Prior to any Action Requiring Adjustment

As a condition precedent to the taking of any action which requires an adjustment in any of the acquisition rights pursuant to the Special Warrants, including the number of Units obtainable upon the exercise or deemed exercise thereof, the Company shall take any corporate action which may, in the opinion of Counsel, be necessary in order that the Company or any successor to the Company has unissued and reserved Common Shares in its authorized capital and may validly and legally issue as fully paid and non-assessable all the Underlying Shares and may validly and legally deliver all the Underlying Warrants and all other securities or property which the Special Warrantholders are entitled to receive on the full exercise of the Special Warrants in accordance with the provisions hereof.

Section 4.4	Certificate of Adjustment

The Company shall from time to time immediately, and in any event not later than three Business Days, after the occurrence of any event which requires an adjustment as provided in Section 4.2, deliver a certificate of the Company to the Special Warrantholders and the Special Warrant Agent specifying the nature of the event requiring the adjustment, the amount of the adjustment necessitated thereby, and setting forth in reasonable detail the method of calculation and the facts upon which the calculation is based. The Special Warrant Agent shall rely, and shall be protected in so doing, upon the certificate of the Company or of the Company’s Auditor and any other document filed by the Company pursuant to this Article 4 for all purposes.

Section 4.5	No Action After Notice

The Company covenants with the Special Warrant Agent that it will not close its transfer books or take any other corporate action which might deprive the holder of a Special Warrant of the opportunity of exercising the Special Warrants during the period of 14 days after giving of the notice set forth in Section 4.7 hereof.

Section 4.6	Protection of Special Warrant Agent

The Special Warrant Agent:

(a)	is not at any time under any duty or responsibility to a Special Warrantholder to determine whether any facts exist which require any adjustment contemplated by Section 4.1, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making the same;

(b)	is not accountable with respect to the validity or value (or the kind or amount) of any Underlying Securities or other securities or property which may at any time be issued or delivered upon the exercise of the rights attaching to any Special Warrant;

(c)	is not responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver the Underlying Securities or certificates for the same upon the surrender of any Special Warrants for the purpose of the exercise of such rights or to comply with any of the covenants contained in this Article 4;

(d)	will be entitled to act and rely on any adjustment calculation of the Company or the Company’s Auditor; and

(e)	shall not incur any liability or responsibility whatsoever or be in any way responsible for the consequence of any breach on the part of the Company of any of the representations, warrants or covenants herein contained or of any acts of agents or servants of the Company.

Section 4.7	Notice of Special Matters

The Company covenants with the Special Warrant Agent that so long as any Special Warrants remain outstanding, it will give 14 days’ prior written notice in the manner provided for in Section 10.1 and Section 10.2, as applicable, to the Special Warrant Agent and to the Agents, of any event which requires an adjustment to the subscription rights attaching to any of the Special Warrants pursuant to this Article 4. The Company covenants and agrees that such notice shall contain the particulars of such event in reasonable detail and, if determinable, the required adjustment in the manner provided for in Article 4. The Company further covenants and agrees that it shall promptly, as soon as the adjustment calculations are reasonably determinable, file a certificate of the Company with the Special Warrant Agent showing how such adjustment shall be computed.

Article 5
RIGHTS AND COVENANTS OF THE COMPANY

Section 5.1	Optional Purchases by the Company

Subject to compliance with applicable Securities Laws and the receipt of any necessary approvals of applicable regulatory authorities, the Company may from time to time purchase, by private contract or otherwise, any of the Special Warrants. Any such purchase will be made at the lowest price or prices at which, in the opinion of the directors of the Company, such Special Warrants are then obtainable, plus reasonable costs of purchase, and may be made in such manner, from such persons and on such other terms as the Company, in its sole discretion, may determine. Any Special Warrant Certificates representing the Special Warrants purchased pursuant to this Section 5.1 will forthwith be delivered to and cancelled by the Special Warrant Agent. In the case of Uncertificated Special Warrants, the Special Warrants purchased pursuant to this Section 5.1 shall be reflected accordingly on the register of the Special Warrants and in accordance with procedures prescribed by the Depository under the Book-Entry Only System. No Special Warrants will be issued in replacement thereof.

Section 5.2	General Covenants

The Company covenants with the Special Warrant Agent that, so long as any Special Warrants remain outstanding:

(a)	it is duly authorized to create and issue the Special Warrants and, when issued and countersigned as herein provided, or when issued in uncertificated form as herein provided, the Special Warrants will be valid and enforceable obligations of the Company;

(b)	it will reserve and keep available a sufficient number of (i) Underlying Shares for the purpose of enabling it to satisfy its obligations to issue the Underlying Shares upon the exercise or deemed exercise of the Special Warrants, and (ii) Warrant Shares for the purpose of enabling it to satisfy its obligations to issue the Warrant Shares upon the exercise of the Underlying Warrants;

(c)	it will cause the Underlying Securities and the certificates representing the Underlying Securities from time to time acquired pursuant to the exercise or deemed exercise of the Special Warrants to be duly issued and delivered in accordance with the Special Warrant Certificates and the terms hereof;

(d)	all Common Shares which will be issued upon exercise or deemed exercise of the Special Warrants will be fully paid and non-assessable, and all Underlying Securities will be free and clear of all encumbrances, except for resale restrictions as may be required under applicable Securities Laws;

(e)	it will use its commercially reasonable efforts to maintain its corporate existence or the corporate existence of any Successor Corporation and carry on its business in the ordinary course, consistent with past practices;

(f)	it will make all requisite filings under applicable Securities Laws, including those necessary to remain a reporting issuer not in default in such jurisdictions in which it is a reporting issuer and those filings required in connection with the issuance of the Special Warrants;

(g)	it will use its commercially reasonable efforts to have the Registration Statement declared effective by the SEC, within six months following the Closing Date;

(h)	in the event that the Registration Statement is declared effective by the SEC, it will give written notice to the Special Warrant Agent, CDS and the Agents of the filing of the Registration Statement and specifying the date on which the Special Warrants expire and the date of automatic exercise, not later than two Business Days after the filing of the Registration Statement, and the Company will provide written confirmation to the Special Warrant Agent, CDS, the Agents and the Special Warrantholders of any adjustment that has been made pursuant to Article 4 in the aforementioned notice;

(i)	it will not pay or give any consideration or other remuneration to any person in respect of the exercise of the Special Warrants, except for administrative or professional services or for services performed by a registered dealer;

(j)	if any instrument is required to be filed with or any permission, order or ruling is required to be obtained from the Securities Regulators or any other step is required under any federal or provincial law of the Designated Provinces before any securities or property which a Special Warrantholder is entitled to receive pursuant to the exercise or deemed exercise of a Special Warrant may properly and legally be delivered upon the due exercise or deemed exercise of a Special Warrant, the Company shall use its commercially reasonable efforts to make such filing, obtain such permission, order or ruling and take all such action, at its expense, as is required or appropriate in the circumstances;

(k)	it will comply with all covenants and satisfy all terms and conditions on its part to be performed and satisfied under this Indenture and advise the Special Warrant Agent promptly in writing of any default under the terms of this Indenture; and

(l)	generally, it will well and truly perform and carry out all of the acts or things to be done by it as provided in this Indenture.

Section 5.3	Special Warrant Agent’s Remuneration and Expenses

The Company covenants that it will pay to the Special Warrant Agent (in advance as may be required from time to time) reasonable remuneration for its services hereunder and will pay or reimburse the Special Warrant Agent upon its request, for all reasonable expenses, disbursements and advances incurred or made by the Special Warrant Agent in the administration or execution of the trusts hereby created (including the reasonable compensation and the disbursements of its counsel and all other advisors and assistants not regularly in its employ), both before any default hereunder and thereafter until all duties of the Special Warrant Agent hereunder will be finally and fully performed, except any such expense, disbursement or advance as may arise out of or result from the Special Warrant Agent’s gross negligence, wilful misconduct or fraud. Any amount owing hereunder and remaining unpaid after 30 days from the invoice date will bear interest at the then current rate charged by the Special Warrant Agent against unpaid invoices and shall be payable upon demand. This Section 5.3 shall survive the resignation or removal of the Special Warrant Agent and/or the termination of this Indenture.

Section 5.4	Securities Qualification Requirements

(a)	If, in the opinion of Counsel to the Company, any instrument is required to be filed with, or any permission is required to be obtained from, any governmental authority in Canada or the United States or any other step is required under any federal law of Canada or the United States, provincial law or state law before any Units which a Special Warrantholder is entitled to acquire pursuant to the exercise of any Special Warrant may properly and legally be issued upon due exercise thereof and thereafter traded without further formality or restriction, the Company covenants that it will use its commercially reasonable efforts to take such required action.

(b)	The Company will give notice of the issue of Units pursuant to the exercise of Special Warrants if required by applicable Securities Laws, and in such detail as may be required, to each Securities Regulators or similar regulatory authority in each jurisdiction in Canada in which there is legislation or regulation permitting or requiring the giving of any such notice in order that such issue of Units and the subsequent disposition of the Units, so issued will not be subject to the prospectus qualification requirements of such legislation or regulation.

Section 5.5	Performance of Covenants by Special Warrant Agent

If the Company fails to perform any of its covenants contained in this Indenture, the Special Warrant Agent may notify the Special Warrantholders of such failure on the part of the Company or may itself perform any of the covenants capable of being performed by it but will be under no obligation to perform such covenants or to notify the Special Warrantholders of such performance by it. All sums expended or advanced by the Special Warrant Agent in so doing will be repayable as provided in Section 5.3. No such performance, expenditure or advance by the Special Warrant Agent will relieve the Company of any default hereunder or of its continuing obligations under the covenants contained in this Indenture.

Article 6
ENFORCEMENT

Section 6.1	Suits by Special Warrantholders

All or any of the rights conferred upon any Special Warrantholder by any of the terms of the Special Warrant Certificates or of this Indenture, or of both, may be enforced by the Special Warrantholder by appropriate proceedings, but without prejudice to the right which is hereby conferred upon the Special Warrant Agent to proceed in its own name to enforce each and all of the provisions herein contained for the benefit of the Special Warrantholders.

Section 6.2	Immunity of Shareholders, etc.

The obligations hereunder are not personally binding upon, nor will resort hereunder be had to, the private property of any of the past, present or future directors or shareholders of the Company or any Successor Corporation, or any of the past, present or future officers, employees or agents of the Company or any Successor Corporation, and only the property of the Company or any Successor Corporation will be bound in respect hereof.

Section 6.3	Waiver of Default

Upon the happening of any default hereunder:

(a)	the Special Warrantholders may, by extraordinary resolution as provided in Section 7.10, by notice or requisition in writing, instruct the Special Warrant Agent to waive any default hereunder and the Special Warrant Agent will upon receipt of any such notice waive the default upon such terms and conditions as will be prescribed in such notice or requisition; or

(b)	the Special Warrant Agent will have power to waive any default hereunder upon such terms and conditions as the Special Warrant Agent may deem advisable, if, in the Special Warrant Agent’s opinion, relying on the opinion of Counsel, the same will have been cured or adequate provision made therefor;

provided, however, that no delay or omission of the Special Warrant Agent or of the Special Warrantholders to exercise any right or power accruing upon any default will impair any such right or power or will be construed to be a waiver of any such default or acquiescence therein and provided further that no act or omission either of the Special Warrant Agent or of the Special Warrantholders in the premises will extend to or be taken in any manner whatsoever to affect any subsequent default hereunder or the rights resulting therefrom.

Article 7
MEETINGS OF special WARRANTHOLDERS

Section 7.1	Right to Convene Meetings

The Special Warrant Agent may at any time, from time to time, and will on receipt of a written request of the Company or of a Special Warrantholders’ Request, and upon being indemnified and funded to its reasonable satisfaction by the Company or by the Special Warrantholders who signed such Special Warrantholders’ Request against the cost which may be incurred in connection with the calling and holding of such meeting, call and convene a meeting of the Special Warrantholders. In the event of the Special Warrant Agent failing to so call a meeting within seven days after receipt of such written request of the Company or within thirty days after receipt of such Special Warrantholders’ Request and indemnity and funding given as aforesaid, the Company or any of the Special Warrantholders who signed such Special Warrantholders’ Request, as the case may be, may call and convene such meeting. Every such meeting will be held in the City of Toronto, Ontario or at such other place as may be approved or determined by the Special Warrant Agent and the Company.

Section 7.2	Notice

At least 10 days prior notice of any meeting of Special Warrantholders will be given to the Special Warrantholders in the manner provided for in Section 10.2 and a copy of such notice will be sent by mail to the Special Warrant Agent (unless the meeting has been called by the Special Warrant Agent), the Agents and to the Company (unless the meeting has been called by the Company). Such notice will state the time when and the place where the meeting is to be held, will state briefly the general nature of the business to be transacted thereat and will contain such information as is reasonably necessary to enable the Special Warrantholders to make a reasoned decision on the matter or matters to be brought before the meeting, but it will not be necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this Article 7.

Section 7.3	Chairman

An individual (who need not be a Special Warrantholder) designated in writing by the Special Warrant Agent will be chairman of any meeting of Special Warrantholders, and if no individual is so designated, or if the individual so designated is not present within 15 minutes after the time fixed for the holding of the meeting, the Special Warrantholders present in person or by proxy will choose some individual present to be chairman.

Section 7.4	Quorum

Subject to the provisions of Section 7.11, at any meeting of the Special Warrantholders a quorum will consist of Special Warrantholders present in person or by proxy and holding at least 10% of the aggregate number of the then outstanding Special Warrants, provided that at least two persons entitled to vote thereat are personally present. If a quorum of the Special Warrantholders will not be present within 30 minutes from the time fixed for holding any meeting, the meeting, if summoned by the Special Warrantholders or on a Special Warrantholders’ Request, will be dissolved; but in any other case the meeting will be adjourned to the same day in the next week (unless such day is not a Business Day, in which case it will be adjourned to the next following Business Day) at the same time and place and no notice of the adjournment need be given. Any business may be brought before or dealt with at an adjourned meeting which might have been dealt with at the original meeting in accordance with the notice calling the same. No business will be transacted at any meeting of Special Warrantholders unless a quorum is present at the commencement of the meeting. At the adjourned meeting, the Special Warrantholders present in person or by proxy will form a quorum and may transact the business for which the meeting was originally convened, notwithstanding that they may not hold at least 10% of the aggregate number of the then outstanding Special Warrants.

Section 7.5	Power to Adjourn

The chairman of any meeting of Special Warrantholders at which a quorum of the Special Warrantholders is present may, with the consent of the meeting, adjourn any such meeting, and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.

Section 7.6	Show of Hands

Every question submitted to a meeting of Special Warrantholders will be decided in the first place by a majority of the votes given on a show of hands except that votes on an extraordinary resolution will be given in the manner hereinafter provided. At any such meeting, unless a poll is duly demanded as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority will be conclusive evidence of the fact.

Section 7.7	Poll and Voting

(a)	On every extraordinary resolution, and on any other question submitted to a meeting of Special Warrantholders and after a vote by show of hands when demanded by the chairman or by one or more of the Special Warrantholders acting in person or by proxy and holding at least 5% of the aggregate number of Special Warrants then outstanding, a poll will be taken in such manner as the chairman will direct. Questions other than those required to be determined by extraordinary resolution will be decided by a majority of the votes cast on the poll, whereby each Special Warrantholder will be entitled to one vote in respect of each whole Special Warrant then held or represented by it.

(b)	On a show of hands, every person who is present and entitled to vote, whether as a registered Special Warrantholder or as proxy for one or more absent registered Special Warrantholders, or both, shall have one vote. On a poll, each registered Special Warrantholder present in person or represented by a proxy duly appointed by instrument in writing shall be entitled to one vote in respect of each Special Warrant then held or represented by it. A proxy need not be a registered Special Warrantholder. The chairman of any meeting shall be entitled, both on a show of hands and on a poll, to vote in respect of the Special Warrants, if any, held or represented by him.

Section 7.8	Regulations

The Special Warrant Agent, or the Company with the approval of the Special Warrant Agent, may from time to time make and from time to time vary such regulations as it thinks fit for the setting of the record date for a meeting of Special Warrantholders for the purpose of determining Special Warrantholders entitled to receive notice of and to vote at the meeting, the form of the instrument of proxy, and generally for calling meetings of Special Warrant holders and the conduct of business thereat.

Any regulations so made will be binding and effective and the votes given in accordance therewith will be valid and will be counted. Except as such regulations may provide, the only persons who will be recognized at any meeting as a Special Warrantholder, or be entitled to vote or be present at the meeting in respect thereof (subject to Section 7.9), will be Special Warrantholders or their counsel, or proxyholders of Special Warrantholders.

Section 7.9	Company, Agents and Special Warrant Agent May be Represented

The Company, the Agents and the Special Warrant Agent, by their respective directors, officers, agents or employees, and the Counsel for the Company, the Agents and for the Special Warrant Agent, may attend any meeting of the Special Warrantholders, but will have no vote as such, unless in their capacity as a Special Warrantholder or as a proxy for a Special Warrantholder.

Section 7.10	Powers Exercisable by Extraordinary Resolution

In addition to all other powers conferred upon them by any other provisions of this Indenture or by law, the Special Warrantholders at the meeting will, subject to the provisions of Section 7.11, have the power, exercisable from time to time by extraordinary resolution (as defined in Section 7.11):

(a)	to agree to any modification, abrogation, alteration, compromise or arrangement of the rights of Special Warrantholders or the Special Warrant Agent in its capacity as trustee hereunder or on behalf of the Special Warrantholders against the Company whether such rights arise under this Indenture or the Special Warrant Certificates or otherwise;

(b)	to amend, alter or repeal any extraordinary resolution previously passed or sanctioned by the Special Warrantholders;

(c)	to direct or to authorize the Special Warrant Agent, subject to Section 9.2(b) hereof, to enforce any of the covenants on the part of the Company contained in this Indenture or the Special Warrant Certificates or to enforce any of the rights of the Special Warrantholders in any manner specified in such extraordinary resolution or to refrain from enforcing any such covenant or right;

(d)	to waive, and to direct the Special Warrant Agent to waive, any default on the part of the Company in complying with any provisions of this Indenture or the Special Warrant Certificates, either unconditionally or upon any conditions specified in such extraordinary resolution;

(e)	to restrain any Special Warrantholder from taking or instituting any suit, action or proceeding against the Company for the enforcement of any of the covenants on the part of the Company contained in this Indenture or the Special Warrant Certificates or to enforce any of the rights of the Special Warrantholders;

(f)	to direct any Special Warrantholder who, as such, has brought any suit, action or proceeding to stay or to discontinue or otherwise to deal with the same upon payment of the costs, charges and expenses reasonably and properly incurred by such Special Warrantholder in connection therewith;

(g)	to assent to any change in or omission from the provisions contained in the Special Warrant Certificates or this Indenture or any ancillary or supplemental instrument which may be agreed to by the Company, and to authorize the Special Warrant Agent to concur in and execute any ancillary or supplemental indenture embodying the change or omission;

(h)	with the consent of the Company, such consent not to be unreasonably withheld, to remove the Special Warrant Agent or its successors in office and to appoint a new trustee or trustees to take the place of the Special Warrant Agent so removed; and

(i)	to assent to any compromise or arrangement with any creditor or creditors or any class or classes of creditors, whether secured or otherwise, and with holders of any shares or other securities of the Company.

Section 7.11	Meaning of Extraordinary Resolution

(a)	The expression “extraordinary resolution” when used in this Indenture means, subject to as hereinafter provided in this Section 7.11 and in Section 7.14, a resolution proposed at a meeting of Special Warrantholders duly convened for that purpose and held in accordance with the provisions of this Article 7, at which there are present in person or by proxy Special Warrantholders holding at least 25% of the aggregate number of the then outstanding Special Warrants and passed by the affirmative votes of Special Warrantholders holding not less than 66.67% of the aggregate number of the then outstanding Special Warrants represented at the meeting and voted on the poll upon such resolution.

(b)	If, at the meeting of Special Warrantholders at which an extraordinary resolution is to be considered, Special Warrantholders holding at least 25% of the aggregate number of the then outstanding Special Warrants are not present in person or by proxy within 30 minutes after the time appointed for the meeting, then the meeting, if convened by Special Warrantholders or on a Special Warrantholders’ Request, will be dissolved, but in any other case it will stand adjourned to such day, being not less than 15 or more than 60 days later, and to such place and time as may be determined by the chairman. Not less than 10 days’ prior notice will be given of the time and place of such adjourned meeting in the manner provided for in Section 10.2. Such notice will state that at the adjourned meeting the Special Warrantholders present in person or by proxy will form a quorum but it will not be necessary to set forth the purposes for which the meeting was originally called or any other particulars. At the adjourned meeting the Special Warrantholders present in person or by proxy will form a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at such adjourned meeting and passed by the requisite vote as provided in Section 7.11(a) will be an “extraordinary resolution” within the meaning of this Indenture notwithstanding that Special Warrantholders holding at least 25% of the aggregate number of the then outstanding Special Warrants are not present in person or by proxy at such adjourned meeting.

(c)	Votes on an extraordinary resolution will always be given on a poll and no demand for a poll on an extraordinary resolution will be necessary.

Section 7.12	Powers Cumulative

Any one or more of the powers or any combination of the powers in this Indenture stated to be exercisable by the Special Warrantholders by extraordinary resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers or any combination of powers from time to time will not be deemed to exhaust the right of the Special Warrantholders to exercise such power or powers or combination of powers then or thereafter from time to time.

Section 7.13	Minutes

Minutes of all resolutions and proceedings at every meeting of Special Warrantholders will be made and duly entered in the books and any such minutes as aforesaid, if signed by the chairman or the secretary of the meeting at which such resolutions were passed or proceedings taken, will be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting in respect of the proceedings of which minutes will have been made will be deemed to have been duly convened and held, and all resolutions passed thereat or proceedings taken will be deemed to have been duly passed and taken.

Section 7.14	Instruments in Writing

All actions which may be taken and all powers that may be exercised by the Special Warrantholders at a meeting held as provided in this Article 7 may also be taken and exercised by Special Warrantholders holding at least 66.67% of the aggregate number of the then outstanding Special Warrants by an instrument in writing signed in one or more counterparts by such Special Warrantholders in person or by attorney duly appointed in writing, and the expression “extraordinary resolution” when used in this Indenture will include an instrument so signed.

Section 7.15	Binding Effect of Resolutions

Every resolution and every extraordinary resolution passed in accordance with the provisions of this Article 7 at a meeting of Special Warrantholders will be binding upon all of the Special Warrantholders, whether present at or absent from such meeting, and every instrument in writing signed by Special Warrantholders in accordance with Section 7.14 will be binding upon all of the Special Warrantholders, whether signatories thereto or not, and each and every Special Warrantholder and the Special Warrant Agent (subject to the provisions for indemnity herein contained) will be bound to give effect accordingly to every such resolution and instrument in writing.

Section 7.16	Holdings by Company or Subsidiaries

In determining whether Special Warrantholders holding the required number of Special Warrants are present at a meeting of Special Warrantholders for the purpose of determining a quorum or have concurred in any consent, waiver, extraordinary resolution, Special Warrantholders’ Request or other action under this Indenture, Special Warrants owned legally or beneficially by the Company or any Subsidiary of the Company will be disregarded in accordance with the provisions of Section 10.9.

Article 8
SUPPLEMENTAL INDENTURES

Section 8.1	Provision for Supplemental Indentures for Certain Purposes

From time to time, the Company (when authorized by action of the directors) and the Special Warrant Agent, may, subject to the provisions hereof and the prior approval of the CSE, as need be, and the Company or the Special Warrant Agent will, when so directed in accordance with the provisions hereof, execute and deliver by their proper officers, indentures or instruments supplemental hereto, which thereafter will form part hereof, for any one or more or all of the following purposes:

(a)	setting forth any adjustments resulting from the application of the provisions of Article 4;

(b)	adding to the provisions hereof such additional covenants and enforcement provisions as, in the opinion of Counsel of the Company, are necessary or advisable in the circumstances, provided that the same are not in the opinion of the Special Warrant Agent (relying upon the opinion of its Counsel) prejudicial to the interests of the Special Warrantholders;

(c)	giving effect to any extraordinary resolution passed as provided in Article 7;

(d)	adding to, deleting or altering the provisions hereof in respect of the transfer of the Special Warrants, making provision for the exchange of Special Warrant Certificates, and making any modification in the form of the Special Warrant Certificates which does not affect the substance thereof;

(e)	modifying any of the provisions of this Indenture, including relieving the Company from any of the obligations, conditions or restrictions herein contained; provided, however, that such modification or relief will be or become operative or effective only if, in the opinion of the Special Warrant Agent (relying upon the opinion of its Counsel), such modification or relief in no way prejudices any of the rights of the Special Warrantholders or of the Special Warrant Agent, and provided further that the Special Warrant Agent may in its sole discretion decline to enter into any such supplemental indenture which in its opinion may not afford adequate protection to the Special Warrant Agent when the same will become operative;

(f)	making such provisions not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder, provided that such provisions are not, in the opinion of the Special Warrant Agent, relying on the opinion of its Counsel, prejudicial to the interests of the Special Warrantholders; and

(g)	for any other purpose not inconsistent with the terms of this Indenture, including the correction or rectification of any ambiguities, defective or inconsistent provisions, errors, mistakes or omissions herein, provided that in the opinion of the Special Warrant Agent, relying on the opinion of its Counsel, the rights of the Special Warrant Agent and of the Special Warrantholders are in no way prejudiced thereby.

Section 8.2	Successor Corporations

In the case of the consolidation, amalgamation, arrangement, merger or transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to or with another corporation (each, a “Successor Corporation”), the Successor Corporation resulting from such consolidation, amalgamation, arrangement, merger or transfer (if not the Company) will expressly assume, by supplemental indenture in a form satisfactory to the Special Warrant Agent, acting reasonably, and executed and delivered to the Special Warrant Agent, the due and punctual performance and observance of each and every covenant and condition of this Indenture to be performed and observed by the Company.

Article 9
CONCERNING THE SPECIAL WARRANT Agent

Section 9.1	Legislation

(a)	If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a mandatory requirement of Applicable Legislation, such mandatory requirement will prevail.

(b)	The Company and the Special Warrant Agent agree that each will, at all times in relation to this Indenture and any action to be taken hereunder, observe and comply with and be entitled to the benefits of Applicable Legislation.

Section 9.2	Rights and Duties of Special Warrant Agent

(a)	In the exercise of the rights and duties prescribed or conferred by the terms of this Indenture, the Special Warrant Agent will exercise that degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances. No provision of this Indenture shall be construed to relieve the Special Warrant Agent from liability for its own gross negligent action, wilful misconduct, bad faith or fraud under this Indenture.

(b)	The obligation of the Special Warrant Agent to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Special Warrant Agent or the Special Warrantholders hereunder will be conditional upon the Special Warrantholders furnishing, when required by a notice of the Special Warrant Agent, sufficient funds to commence or to continue such act, action or proceeding and an indemnity reasonably satisfactory to the Special Warrant Agent to protect and to hold harmless the Special Warrant Agent and its officers, directors, employees and agents, against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof.

(c)	None of the provisions contained in this Indenture will require the Special Warrant Agent to expend or to risk its own funds or otherwise to incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified and funded as aforesaid.

(d)	The Special Warrant Agent may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Special Warrantholders, at whose instance it is acting, to deposit with the Special Warrant Agent the Special Warrants held by them, for which Special Warrants, the Special Warrant Agent will issue receipts.

(e)	Every provision of this Indenture that, by its terms, relieves the Special Warrant Agent of liability or entitles it to rely upon any evidence submitted to it, is subject to the provisions of Applicable Legislation.

Section 9.3	Conflict of Interest

(a)	The Special Warrant Agent represents to the Company that, to the best of its knowledge, at the time of execution and delivery hereof, no material conflict of interest exists between its role as a Special Warrant Agent hereunder and its role in any other capacity and agrees that in the event of a material conflict of interest arising hereafter it will, within 90 days after ascertaining that it has such material conflict of interest, either eliminate the same or assign its agency hereunder to a successor Special Warrant Agent approved by the Company and meeting the requirements set forth in Section 9.9. Notwithstanding the foregoing provisions of this Section 9.3, if any such material conflict of interest exists or hereafter shall exist, the validity and enforceability of this Indenture and the Special Warrant Certificate shall not be affected in any manner whatsoever by reason thereof.

(b)	The Special Warrant Agent, in its personal or any other capacity, may buy, lend upon and deal in securities of the Company and generally may contract, in addition to the reports, certificates, opinions and other evidence required by this Indenture, the Company shall furnish to the Special Warrant Agent such additional evidence of compliance with any provision hereof, and in such form, as may be prescribed by Applicable Legislation or as the Special Warrant Agent may reasonably require by written notice to the Company.

Section 9.4	Evidence, Experts and Advisors

(a)	In addition to the reports, certificates, opinions and other evidence required by this Indenture, the Company will furnish to the Special Warrant Agent such additional evidence of compliance with any provisions hereof, in such form, as may be prescribed by Applicable Legislation or as the Special Warrant Agent may reasonably require by written notice to the Company.

(b)	In the exercise of its rights and duties hereunder, the Special Warrant Agent may, if it is acting in good faith, rely as to the truth of the statements and the accuracy of the opinions expressed in statutory declarations, opinions, reports, written requests, consents, or orders of the Company, certificates of the Company or other evidence furnished to the Special Warrant Agent pursuant to a request of the Special Warrant Agent, provided that such evidence complies with Applicable Legislation and that the Special Warrant Agent complies with Applicable Legislation and that the Special Warrant Agent examines the same and determines that such evidence complies with the applicable requirements of this Indenture.

(c)	Whenever it is provided in this Indenture or under Applicable Legislation that the Company will deposit with the Special Warrant Agent resolutions, certificates, reports, opinions, requests, orders or other documents, it is intended that the truth, accuracy and good faith on the effective date thereof and the facts and opinions stated in all such documents so deposited will, in each and every such case, be conditions precedent to the right of the Company to have the Special Warrant Agent take the action to be based thereon.

(d)	Proof of the execution of an instrument in writing, including a Special Warrantholders’ Request, by any Special Warrantholder may be made by the certificate of a notary public, or other officer with similar powers, stating that the person signing such instrument acknowledged to it the execution thereof, or by an affidavit of a witness to such execution or in any other manner which the Special Warrant Agent may consider adequate and in the case of a Special Warrantholder that is a corporation, will include a certificate of incumbency of such Special Warrantholder together with a certified resolution authorizing the person who signs such instrument to sign such instrument.

(e)	The Special Warrant Agent may employ or retain such Counsel, accountants, appraisers or other experts or advisors as it may reasonably require for the purpose of discharging its duties hereunder and may pay reasonable remuneration for all services so performed by any of them, without taxation of costs of any Counsel, and will not be responsible for any misconduct or negligence on the part of any such experts or advisors who have been appointed with due care by the Special Warrant Agent. The Company will pay or reimburse the Special Warrant Agent for any reasonable remuneration, expenses, disbursements and advances of such Counsel, accountant, appraiser or other expert or advisor.

(f)	The Special Warrant Agent may act and rely and shall be protected in acting and relying in good faith on the opinion or advice of or information obtained from any Counsel, accountant, appraiser, engineer or other expert or adviser, whether retained or employed by the Company or by the Special Warrant Agent, in relation to any matter arising in the administration of the agency hereof.

Section 9.5	Documents, Monies, etc. Held by Special Warrant Agent

Until released in accordance with this Indenture, any funds received hereunder shall be kept in segregated records of the Special Warrant Agent and the Special Warrant Agent shall place the funds in segregated trust accounts of the Special Warrant Agent at one or more of the Canadian Chartered Banks listed in Schedule 1 of the Bank Act (Canada) (each an “Approved Bank”). All amounts held by the Special Warrant Agent pursuant to this Indenture shall be held by the Special Warrant Agent for the Company and the delivery of the funds to the Special Warrant Agent shall not give rise to a debtor-creditor or other similar relationship. The amounts held by the Special Warrant Agent pursuant to this Indenture are at the sole risk of the Company and, without limiting the generality of the foregoing, the Special Warrant Agent shall have no responsibility or liability for any diminution of the funds which may result from any deposit made with an Approved Bank pursuant to this section, including any losses resulting from a default by the Approved Bank or other credit losses (whether or not resulting from such a default). The parties hereto acknowledge and agree that the Special Warrant Agent will have acted prudently in depositing the funds at any Approved Bank, and that the Special Warrant Agent is not required to make any further inquiries in respect of any such bank. The Special Warrant Agent may hold cash balances constituting part or all of such monies and need not invest the same. The Special Warrant Agent shall not be liable to account for any profit to any parties to this Indenture or to any other person or entity.

Section 9.6	Actions by Special Warrant Agent to Protect Interest

The Special Warrant Agent will have power to institute and to maintain such actions and proceedings as it may consider necessary or expedient to preserve, protect or enforce its interests and the interests of the Special Warrantholders.

Section 9.7	Special Warrant Agent Not Required to Give Security

The Special Warrant Agent will not be required to give any bond or security in respect of the execution of the trusts and powers of this Indenture or otherwise in respect of the premises.

Section 9.8	Protection of Special Warrant Agent

By way of supplement to the provisions of any law for the time being relating to trustees, it is expressly declared and agreed that the Special Warrant Agent will not:

(a)	be liable for or by reason of any statements of fact or recitals in this Indenture or in the Special Warrant Certificates or be required to verify the same, but all such statements (other than those relating specifically to the Special Warrant Agent) or recitals are and will be deemed to be made by the Company;

(b)	be bound to give notice to any person or persons of the execution hereof;

(c)	incur any liability or responsibility whatsoever, or be in any way responsible, for the consequence of any breach on the part of the Company of any of the covenants herein contained or of any acts of any directors, officers, employees, agents or servants of the Company;

(d)	at any time be under any duty or responsibility to any Special Warrantholder to determine whether any facts exist which may require any adjustment contemplated by Section 4.1(a), or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making the same;

(e)	nothing herein contained will impose any obligation on the Special Warrant Agent to see to or to require evidence of the registration or filing (or renewal thereof) of this Indenture or any instrument ancillary or supplemental hereto;

(f)	be accountable with respect to the validity or value (or the kind or amount) of any Units or other securities or property which may at any time be issued or delivered upon the exercise of the rights attaching to any Special Warrant;

(g)	be responsible for any failure of the Company to issue, transfer or deliver the Units or certificates representing the Units upon the surrender of any Special Warrants for the purpose of the exercise of such rights or to comply with any of the covenants contained in Article 4; or

(h)	in any way be responsible for the use by the Company of the proceeds of the Special Warrants issued hereunder.

Notwithstanding the foregoing or any other provision of this Indenture, any liability of the Special Warrant Agent shall be limited, in the aggregate, to the amount of annual retainer fees paid by the Company to the Special Warrant Agent under this Indenture in the 12 months immediately prior to the Special Warrant Agent receiving the first notice of the claim. Notwithstanding any other provision of this Indenture, and whether such losses or damages are foreseeable or unforeseeable, the Special Warrant Agent shall not be liable under any circumstances whatsoever for any (a) breach by any other party of securities law or other rule of any securities regulatory authority, (b) lost profits or (c) special, indirect, incidental, consequential, exemplary, aggravated or punitive losses or damages.

Section 9.9	Replacement of Special Warrant Agent; Successor by Merger

(a)	The Special Warrant Agent may resign its trust and be discharged from all further duties and liabilities hereunder, subject to this Section 9.9, by giving to the Company not less than sixty (60) days prior notice in writing, or such shorter prior notice as the Company may accept as sufficient. The Special Warrantholders by extraordinary resolution will have power at any time to remove the existing Special Warrant Agent and to appoint a new Special Warrant Agent. In the event of the Special Warrant Agent resigning or being removed as aforesaid or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Company will forthwith appoint a new Special Warrant Agent unless a new Special Warrant Agent has already been appointed by the Special Warrantholders; failing such appointment by the Company, the retiring Special Warrant Agent or any Special Warrantholder may apply to a justice of the Superior Court of Ontario, on such notice as such court may direct, for the appointment of a new Special Warrant Agent; but any new Special Warrant Agent so appointed by the Company or by the Superior Court of Ontario be subject to removal as aforesaid by the Special Warrantholders. Any new Special Warrant Agent appointed under this Section 9.9 will be a corporation authorized to carry on the business of a trust company in the Province of Ontario. On any such appointment, the new Special Warrant Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Special Warrant Agent under this Indenture without further assurance, conveyance, act or deed, provided that there be executed, at the expense of the Company, all such conveyances or other instruments as may, in the opinion of Counsel, be necessary or advisable for the purpose of assigning such powers, rights, duties and responsibilities to the new Special Warrant Agent, including, without limitation, an appropriate instrument executed by the new Special Warrant Agent accepting such appointment and, at the request of the Company, the predecessor Special Warrant Agent will, upon payment of its outstanding remuneration and expenses, execute and deliver to the new Special Warrant Agent an appropriate instrument transferring to such new Special Warrant Agent all rights and powers of the Special Warrant Agent hereunder.

(b)	Upon the appointment of a successor Special Warrant Agent, the Company will promptly notify the Special Warrantholders thereof in the manner provided for in Section 10.2.

(c)	Any corporation into which or with which the Special Warrant Agent may be merged, consolidated or amalgamated, or any corporation resulting therefrom to which the Special Warrant Agent will be a party, or any corporation succeeding to the trust business of the Special Warrant Agent will be the successor to the Special Warrant Agent hereunder without any further act on its part or any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Special Warrant Agent under Section 9.9(a).

(d)	Any Special Warrant Certificates certified but not delivered by a predecessor Special Warrant Agent may be certified by the successor Special Warrant Agent in the name of the predecessor or successor Special Warrant Agent.

Section 9.10	Acceptance of Trust

The Special Warrant Agent hereby accepts the trusts declared and provided for in this Indenture and agrees to perform the same upon the terms and conditions herein set forth.

Section 9.11	Special Warrant Agent Not to be Appointed Receiver

The Special Warrant Agent and any person related to the Special Warrant Agent will not be appointed a receiver, a receiver and manager or liquidator of all or any part of the assets or undertaking of the Company.

Section 9.12	Reliance by the Special Warrant Agent

The Special Warrant Agent may act on the opinion or advice obtained from Counsel to the Special Warrant Agent and will, provided it acts in good faith in reliance thereon, not be responsible for any loss occasioned by doing so nor will it incur any liability or responsibility for determining in good faith not to act upon such opinion or advice. The Special Warrant Agent will be protected in acting and relying reasonably upon any written notice, direction, instruction, order, certificate, confirmation, request, waiver, consent, receipt, statutory declaration or other paper or document (collectively referred to as the “Documents”) furnished to it and signed by any person required to or entitled to execute and deliver to the Special Warrant Agent any such Documents in connection with this Special Warrant Indenture, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and accuracy of any information therein contained, which it in good faith believes to be genuine.

Section 9.13	Indemnity of Special Warrant Agent

The Company hereby indemnifies and agrees to hold harmless the Special Warrant Agent, its affiliates, their officers, directors, employees, agents, successors and assigns (the “Indemnified Parties”) from and against any and all liabilities whatsoever, losses, damages, penalties, claims, demands, actions, suits, proceedings, costs, charges, assessments, judgments, expenses and disbursements, including reasonable legal fees and disbursements of whatever kind and nature which may at any time be imposed on or incurred by or asserted against the Indemnified Parties, or any of them, whether at law or in equity, in any way caused by or arising, directly or indirectly, in respect of any act, deed, matter or thing whatsoever made, done, acquiesced in or omitted in or about or in relation to the execution of the Indemnified Parties’ duties, or any other services that Special Warrant Agent may provide in connection with or in any way relating to this Indenture. The Company agrees that its liability hereunder shall be absolute and unconditional regardless of the correctness of any representations of any third parties and regardless of any liability of third parties to the Indemnified Parties, and shall accrue and become enforceable without prior demand or any other precedent action or proceeding; provided that the Company shall not be required to indemnify the Indemnified Parties in the event of the gross negligence, wilful misconduct, fraud or bad faith of the Special Warrant Agent, and this provision shall survive the resignation or removal of the Special Warrant Agent or the termination or discharge of this Indenture.

Section 9.14	Anti-Money Laundering

The Special Warrant Agent will retain the right not to act and will not be liable for refusing to act if, due to a lack of information or for any other reason whatsoever, the Special Warrant Agent, in its sole judgment, acting reasonably, determines that such act might cause it to be in non-compliance with any applicable anti-money laundering, anti-terrorist legislation or economic sanctions legislation, regulation or guideline. Further, should the Special Warrant Agent, in its sole judgment, acting reasonably, determine at any time that its acting under this Indenture has resulted in its being in non-compliance with any applicable anti- money laundering, anti-terrorist legislation or economic sanctions legislation, regulation or guideline, then it will have the right to resign on 10 days prior written notice sent to the Company provided that (a) the Special Warrant Agent’s written notice will describe the circumstances of such non-compliance, and (b) that if such circumstances are rectified to the Special Warrant Agent’s satisfaction within such 10-day period, then such resignation will not be effective.

Article 10
GENERAL

Section 10.1	Notice to the Company, the Special Warrant Agent, CDS and the Agents

(a)	Unless herein otherwise expressly provided, any notice to be given hereunder to the Company or the Special Warrant Agent will be deemed to be validly given if delivered, sent by registered letter, postage prepaid or emailed:

If to the Company:

Bunker Hill Mining Corp.

82 Richmond Street East

Toronto, Ontario

M5C 1P1

Attention: Sam Ash, CEO, President and Director

Email: [Redacted – Personal Information]

With a copy to (which shall not constitute notice):

Blake, Cassels & Graydon LLP

Suite 2600, 595 Burrard Street

Vancouver, BC V7X 1L3

Attention: Jamie Kariya

Email: [Redacted – Personal Information]

If to the Special Warrant Agent:

Capital Transfer Agency ULC

Suite 920, 390 Bay Street

Toronto, Ontario M5H 2Y2

Attention: Emilia Huniewicz

Email: [Redacted – Personal Information]

If to the Agents:

Echelon Wealth Partners Inc.

181 Bay Street, Suite 2500

Toronto, Ontario M5J 2T3

Attention: Jason Yeung, Managing Director

Email: [Redacted – Personal Information]

Attention: Melissa Tan, Managing Director & Head of Equity Capital Markets

Email: [Redacted – Personal Information]

Roth Capital Partners, LLC

888 San Clemente Drive

Newport Beach, California 92660

Attention: Joseph Barry, Managing Director, Investment Banking
Email: [Redacted – Personal Information]

Attention: Lou Ellis, Senior Vice President, Equity Capital
Email: [Redacted – Personal Information]

Laurentian Bank Securities Inc.

1360 Rene-Levesque Blvd. W. Suite 620

Montreal, QC H3G 0E8

Attention: Joseph Gallucci, Managing Director

E-Mail: [Redacted – Personal Information]

With a copy to (which shall not constitute notice):

DLA Piper (Canada) LLP

Suite 6000, 1 First Canadian Place,

P.O. Box 367, 100 King Street West

Toronto, Ontario M5X 1E2

Attention: Derek Sigel

Email: [Redacted – Personal Information]

DLA Piper (US) LLP

4365 Executive Drive, Suite 1100

San Diego, CA 92121

Attention: Larry Nishnick

Email: [Redacted – Personal Information]

If to CDS:

CDS Clearing and Depository Services Inc.
100 Adelaide Street West
Toronto, ON M5H 1S3

Attention: Client Relationship Manager

Email: [Redacted – Personal Information]

and any such notice delivered or emailed in accordance with the foregoing will be deemed to have been received on the date of delivery, or, if mailed, on the fifth Business Day following the date of the postmark on such notice, or if sent by email, be deemed to have been given and received on the day it was so sent unless it was sent:

(i)	on a day which is not a Business Day in the place to which it was sent; or

(ii)	after 5:00 p.m. in the place to which it was sent,

in which case it will be deemed to have been given and received on the next day which is a Business Day in the place to which it was sent.

(b)	The Company, the Agents or the Special Warrant Agent, as the case may be, may from time to time notify the other in the manner provided in Section 10.1 (a) of a change of address which, from the effective date of such notice and until changed by like notice, will be the address of the Company or the Special Warrant Agent, as the case may be, for all purposes of this Indenture.

(c)	If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Special Warrant Agent or to the Company hereunder could reasonably be considered unlikely to reach its destination, such notice will be valid and effective only if it is delivered or faxed to the named officer of the party to which it is addressed.

Section 10.2	Notice to Special Warrantholders

(a)	Unless herein otherwise expressly provided, any notice to be given hereunder to Special Warrantholders shall be deemed to be validly given if the notice is sent by first class mail, postage prepaid, addressed to the holder or delivered by hand (or so mailed to certain holders and so delivered to other holders) at their respective addresses appearing on the register maintained by the Special Warrant Agent and if in the case of joint holders of any Special Warrants more than one address appears on the register in respect of that joint holding, the notice shall be addressed or delivered, as the case may be, only to the first address, as the case may be, so appearing. Any notice so given shall be deemed to have been given on the day of delivery by hand or on the next Business Day if delivered by mail. In the event that Special Warrants are held in the name of the Depository, a copy of such notice shall also be sent by electronic communication to the Depository and shall be deemed received and given on the day it is so sent.

(b)	If, by reason of strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Special Warrantholders could reasonably be considered unlikely to reach its destination, the notice may be published or distributed once in the “Report on Business” section of the national edition of The Globe and Mail newspaper or, in the event of a disruption in the circulation of that newspaper, once in a daily newspaper in the English language of general circulation in the City of Vancouver, British Columbia and Toronto, Ontario; provided that in the case of a notice convening a meeting of the holders of Special Warrants, the Special Warrant Agent may require such additional publications of that notice, in the same or in other cities or both, as it may deem necessary for the reasonable protection of the holders of Special Warrants or to comply with any applicable requirement of law or any stock exchange. Any notice so given shall be deemed to have been given on the day on which it has been published in all of the cities in which publication was required (or first published in a city if more than one publication in that city is required). In determining under any provision hereof, the date when notice of any meeting or other event must be given, the date of giving notice shall be included and the date of the meeting or other event shall be excluded.

Section 10.3	Ownership of Special Warrants

The Company and the Special Warrant Agent may deem and treat the registered owner of any Special Warrant as the absolute owner of the Special Warrant represented thereby for all purposes, and the Company and the Special Warrant Agent will not be affected by any notice or knowledge to the contrary except where the Company or the Special Warrant Agent is required to take notice by statute or by order of a court of competent jurisdiction. A Special Warrantholder will be entitled to the rights evidenced by such Special Warrant Certificate or a customary confirmation in accordance with Section 2.2(b) hereunder in the case of Special Warrants in uncertificated form, free from all equities or rights of setoff or counterclaim between the Company and the original or any intermediate holder of the Special Warrants and all persons may act accordingly and the issuance thereto in accordance with the terms hereof pursuant thereto will be a good discharge to the Company and the Special Warrant Agent for the same and the Company and the Special Warrant Agent will not be bound to inquire into the title of any such holder, except where the Company or the Special Warrant Agent is required to take notice by statute or by order of a court of competent jurisdiction.

Section 10.4	Evidence of Ownership

The Company and the Special Warrant Agent may deem and treat the registered Special Warrantholders as the absolute owners thereof for all purposes, and the Company and the Special Warrant Agent shall not be affected by any notice or knowledge to the contrary except where the Company or the Special Warrant Agent is required to take notice by statute or by order of a court of competent jurisdiction. The receipt of any such registered Special Warrantholder of the Underlying Securities comprising the Units which may be acquired pursuant thereto shall be a good discharge to the Company and the Special Warrant Agent for the same and neither the Company nor the Special Warrant Agent shall be bound to inquire into the title of any such holder except where the Company or the Special Warrant Agent is required to take notice by statute or by order of a court of competent jurisdiction.

Section 10.5	Counterparts

This Indenture may be executed by facsimile and in several counterparts, each of which when so executed will be deemed to be an original and such counterparts together will constitute one and the same instrument and notwithstanding their date of execution they will be deemed to be executed as of the date hereof. Delivery of an executed copy of the Indenture by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Indenture as of the date hereof.

Section 10.6	Privacy Matters

The parties acknowledge that the Special Warrant Agent may, in the course of providing services hereunder, collect or receive financial and other personal information about such parties and/or their representatives, as individuals, or about other individuals related to the subject matter hereof, and use such information for the following purposes:

(a)	to provide the services required under this Indenture and other services that may be requested from time to time;

(b)	to help the Special Warrant Agent manage its servicing relationships with such individuals;

(c)	to meet the Special Warrant Agent’s legal and regulatory requirements; and

(d)	if Social Insurance Numbers are collected by the Special Warrant Agent, to perform tax reporting and to assist in verification of an individual’s identity for security purposes.

Each party acknowledges and agrees that the Special Warrant Agent may receive, collect, use and disclose personal information provided to it or acquired by it in the course of this Indenture for the purposes described above and, generally, in the manner and on the terms described in its Privacy Code, which the Special Warrant Agent shall make available on its website, www.capitaltransferagency.com, or upon request, including revisions thereto. The Special Warrant Agent may transfer personal information to other companies in or outside of Canada that provide data processing and storage or other support in order to facilitate the services it provides.

Further, each party agrees that it shall not provide or cause to be provided to the Special Warrant Agent any personal information relating to an individual who is not a party to this Indenture unless that party has assured itself that such individual understands and has consented to the aforementioned uses and disclosures.

Section 10.7	Satisfaction and Discharge of Indenture

Upon the earlier of:

(a)	the date by which there will have been delivered to the Special Warrant Agent a written order for the exercise, cancellation or destruction of all Special Warrant Certificates theretofore certified hereunder, or

(b)	the Expiry Time,

and if all certificates or electronic deposits with the Depository representing the Units required to be issued in compliance with the provisions hereof have been issued and delivered, this Indenture will cease to be of force or effect and the Special Warrant Agent, on demand of and at the cost and expense of the Company and upon delivery to the Special Warrant Agent of a certificate of the Company stating that all conditions precedent to the satisfaction and discharge of this Indenture have been complied with, will execute proper instruments acknowledging satisfaction of and discharging this Indenture. Notwithstanding the foregoing, the indemnities provided to the Special Warrant Agent by the Company hereunder will remain in full force and effect and survive the termination of this Indenture.

Section 10.8	Provisions of Indenture and Special Warrants for the Sole Benefit of Parties and Special Warrantholders

Nothing in this Indenture or in the Special Warrant Certificates, expressed or implied, will give or be construed to give to any person other than the parties hereto and the Special Warrantholders, as the case may be, any legal or equitable right, remedy or claim under this Indenture, or under any covenant or provision herein or therein contained, all such covenants and provisions being for the sole benefit of the parties hereto and the Special Warrantholders.

Section 10.9	Special Warrants Owned by the Company or its Subsidiaries – Certificate to be Provided

For the purpose of disregarding any Special Warrants owned legally or beneficially by the Company or any Subsidiary of the Company in Section 7.16, the Company will provide to the Special Warrant Agent, from time to time and upon request of the Special Warrant Agent, a certificate of the Company setting forth, as at the date of such certificate:

(a)	the names (other than the name of the Company) of the registered holders of Special Warrants which, to the knowledge of the Company, are owned by or held for the account of the Company or any Subsidiary of the Company; and

(b)	the number of Special Warrants owned legally or beneficially by the Company or any Subsidiary of the Company,

and the Special Warrant Agent, in making the computations, will be entitled to rely on such certificate without any additional evidence.

Section 10.10	Representation Regarding Third Party Interests

The Company hereby represents to the Special Warrant Agent that any account to be opened by, or interest held by, the Special Warrant Agent in connection with this Indenture, for or to the credit of the Company, either (a) is not intended to be used by or on behalf of any third party, or (b) is intended to be used by or on behalf of a third party, in which case the Company hereby agrees to complete, execute and deliver forthwith to the Special Warrant Agent a declaration, in the Special Warrant Agent’s prescribed form or in such other form as may be satisfactory to it, as to the particulars of such third party.

Section 10.11	Power to Amend

Subject to Article 8, all and any provisions of this Indenture and the Special Warrant Certificates may from time to time be amended by agreement between the Company and the Special Warrant Agent on its own behalf and on behalf of the Special Warrantholders in any respect which they deem necessary or desirable, with notice to but without the need for any additional consent by or on behalf of the Special Warrantholders, for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provisions contained herein or in any manner which the Company and the Special Warrant Agent on its own behalf and on behalf of the Special Warrantholders may deem necessary or expedient and which does not in the opinion of the Special Warrant Agent, relying upon the opinion of Counsel, materially prejudice the rights exercisable by extraordinary resolution of the Special Warrantholders within the meaning of and in accordance with the procedures set forth in Article 7 hereof and any such amendments will be binding on all Special Warrantholders from and after the effective date thereof. If this Indenture is so amended, reference herein to this Indenture will, unless the context otherwise requires, be construed, as from the date from which such amendment is expressed to be made, as references to this Indenture and so amended.

Section 10.12	Waiver

Each of the parties hereto will have the right to waive any of its rights under this Indenture, in whole or in part, in its absolute discretion, and any such right once waived may thereafter, subject to the terms of the waiver, be reasserted by such party at any time and enforced pursuant to the terms of this Indenture.

Section 10.13	Force Majeure

Except for the payment obligations of the Company contained herein, neither party will be liable to the other, or held in breach of this Indenture, if prevented, hindered, or delayed in the performance or observance of any provision contained herein by reason of act of God, riots, terrorism, acts of war, epidemics, governmental action or judicial order, earthquakes, or any other similar causes (including, but not limited to, mechanical, electronic or communication interruptions, disruptions or failures). Performance times under this Indenture will be extended for a period of time equivalent to the time lost because of any delay that is excusable under this Section.

Section 10.14	Governing Law

This Indenture, the Special Warrant Certificates and DRS Advices will be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein and will be treated in all respects as Ontario contracts. Each of the parties hereto irrevocably attorns to the exclusive jurisdiction of the courts of the Province of Ontario with respect to all matters arising out of this Indenture and the transactions contemplated herein.

Section 10.15	Assignment, Successors and Assigns

Neither of the parties hereto may assign its rights or interest under this Indenture, except as provided in Section 9.9 in the case of the Special Warrant Agent, or as provided in Section 8.2 in the case of the Company. Subject thereto, this Indenture shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF the parties hereto have executed this Indenture under the hands of their proper officers in that behalf as of the date first written above.

BUNKER HILL MINING CORP.

By:	(signed) “Sam Ash”
Name:	Sam Ash
Title:	Chief Executive Officer & President

CAPITAL TRANSFER AGENCY ULC

By:	(signed) “Emilia Huniewicz”
Name:	Emilia Huniewicz
Title:	Managing Director

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Schedule “A”

Form of SPECIAL Warrant CERTIFICATE

“THE ISSUANCE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.”

[NOTE: THE LEGEND BELOW NEEDS ONLY BE ENDORSED ON THE SPECIAL WARRANT CERTIFICATES ISSUED TO OR FOR THE ACCOUNT OR BENEFIT OF A CANADIAN PURCHASER.]

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THIS SECURITY BEFORE JULY 28, 2023.”

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SPECIAL WARRANT CERTIFICATE

BUNKER HILL MINING CORP.

(incorporated under the laws of the State of Nevada)

No. SW- [●] CUSIP NO: [●] ISIN NO: [●]	[●] SPECIAL WARRANTS entitling the holder to acquire one Unit for each Special Warrant, subject to the terms as set out below and in the Indenture

THIS IS TO CERTIFY that, for value received, [●] (the “Special Warrantholder”) is the registered holder of the number of special warrants (the “Special Warrants”) stated above, and is entitled to acquire in the manner and at the time, and subject to the restrictions contained in the Indenture (as defined below), the number of units (the “Units”) of Bunker Hill Mining Corp. (the “Company”) as is equal to the number of Special Warrants represented hereby (each subject to adjustment as set out below and in the Indenture (as defined below)), without payment of any consideration in addition to that paid for the Special Warrants represented hereby. Each Unit is comprised of one common share in the capital of the Company (a “Underlying Share”) and one common share purchase warrant of the Company (a “Underlying Warrant”). Each Underlying Warrant entitles the holder thereof to acquire one common share in the capital of the Company (a “Warrant Share”) at an exercise price of $0.15 per Warrant Share until March 27, 2026, provided that the Underlying Warrants shall be exercisable on a cashless basis in the event the Registration Statement has not been declared effective by the United States Securities and Exchange Commission (the “SEC”) prior to the exercise date of the Underlying Warrants, subject to adjustment in certain events and the Penalty Provision. Terms not otherwise defined herein have the meanings attributed to them in the Indenture.

The Special Warrants represented by this certificate are issued under and pursuant to a certain special warrant indenture (the “Indenture”) made as of March 27, 2023 between the Company and Capital Transfer Agency ULC (the “Special Warrant Agent”) (which expression includes any successor trustee appointed under the Indenture), to which Indenture and any instruments supplemental thereto reference is hereby made for a full description of the rights of the holders of the Special Warrants and the terms and conditions upon which such Special Warrants are, or are to be, issued and held, all to the same effect as if the provisions of the Indenture and all instruments supplemental thereto were herein set forth, to all of which provisions the holder of these Special Warrants by acceptance hereof assents. In the event of any conflict or inconsistency between the provisions of the Indenture and the provisions of this Special Warrant Certificate, except those that are necessary by context, the provisions of the Indenture shall prevail. The Company will furnish to the holder of this Special Warrant Certificate, upon request and without charge, a copy of the Indenture.

The Special Warrants represented by this Special Warrant Certificate are exercisable at or prior to and will automatically be deemed to be exercised into Units at 5:00 p.m. (Toronto time) (the “Expiry Time”) on the date of automatic exercise of the Special Warrants which automatic exercise shall occur on the earlier of (the “Expiry Date”):

(i)	the third Business Day after the Qualification Date; and

(ii)	September 27, 2023

If any Special Warrants have not been voluntarily exercised by the holders thereof prior to the Expiry Time, then such Special Warrants will be deemed to have been exercised, delivered and surrendered by the holder thereof on such Expiry Date immediately prior to the Expiry Time without any further action or additional payment on the part of the holder.

The holder of this Special Warrant Certificate may, at any time before the Expiry Time, exercise all or any number of the Special Warrants represented hereby, by surrendering to the Special Warrant Agent a Special Warrant Certificate or Special Warrant Certificates representing the number of Special Warrants to be exercised, together with the duly completed and executed exercise form attached as Appendix 1 hereto in accordance with the instructions contained in Appendix 3 attached hereto. Any such exercise, at a time when the Registration Statement to be filed with the SEC has not yet been declared effective by the SEC, is subject to compliance with, and may be restricted by, Applicable Legislation. If, at the time of the exercise of the Special Warrants, there remain restrictions on resale under Applicable Legislation on the Units issued upon exercise thereof, the Company may endorse the certificates representing such securities with respect to such resale restrictions.

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The Units issuable upon exercise of the Special Warrants will be deemed to have been issued on the date of such exercise, at which time each Special Warrantholder will be deemed to have become the holder of record of such Units.

After the exercise or deemed exercise of Special Warrants, the Special Warrant Agent shall within three (3) Business Days of such exercise or deemed exercise cause to be mailed or delivered to each Special Warrantholder at its address specified in the register for the Special Warrants maintained by the Special Warrant Agent, or to such address as the Company or Special Warrantholder may specify in writing to the Special Warrant Agent prior to the exercise of such Special Warrants, certificates for the appropriate number of Units issuable in respect of such Special Warrants, not exceeding those which such Special Warrantholder is entitled to acquire pursuant to the Special Warrants so exercised. If the holder of this Special Warrant Certificate exercises some but not all of the Special Warrants represented hereby, the holder will be entitled to receive, without charge, a new Special Warrant Certificate representing the unexercised number of the Special Warrants represented hereby.

The holder of this Special Warrant Certificate may at any time up to the Expiry Time, upon written instruction delivered to the Special Warrant Agent and payment of the charges provided for in the Indenture and otherwise in accordance with the provisions of the Indenture, exchange this Special Warrant Certificate for other Special Warrant Certificates evidencing Special Warrants entitling the holder to acquire in the aggregate the same number of Units as may be acquired under this Special Warrant Certificate.

The number of Units which may be acquired by a Special Warrantholder upon exercise of Special Warrants, are subject to and governed by Article 4 of the Indenture with respect to anti-dilution provisions, including provisions for the issuance of Penalty Units, appropriate adjustment of the class, number and price of the securities issuable hereunder upon the occurrence of certain events including any subdivision, consolidation, or reclassification of the shares, payment of stock dividends, or amalgamation of the Company. The Company has covenanted under the Indenture that, among other things, it will use its commercially reasonable efforts to file the Registration Statement with the SEC, for the purposes of qualifying, under the applicable laws of the United States, the resale of the Underlying Securities issuable or transferable upon the exercise or deemed exercise of the Special Warrants as expeditiously as possible and in any event prior to the Expiry Date. It being understood that the day upon which the Registration Statement is declared effective by the SEC will be referred to as the “Qualification Date”. If the Qualification Date has not occurred on or prior to July 27, 2023, each unexercised Special Warrant shall thereafter entitle the Special Warrantholder thereof to receive upon the deemed exercise thereof, for no additional consideration, one Penalty Unit, subject to adjustment in accordance with Article 4 of the Indenture.

The holding of the Special Warrants evidenced by this Special Warrant Certificate does not constitute the Special Warrantholder a shareholder of the Company or entitle such holder to any right or interest in respect thereof except as herein and in the Indenture expressly provided.

The Special Warrants may only be transferred by the Special Warrantholder (or its legal representatives or its attorney duly appointed), on the register kept at the office of the Special Warrant Agent in accordance with applicable laws and upon compliance with the conditions set out in the Indenture, by delivering to the Special Warrant Agent’s Toronto office a duly executed Form of Transfer attached as Appendix 2 and complying with such other reasonable requirements as the Company and the Special Warrant Agent may prescribe, and such transfer shall be duly noted on the register by the Special Warrant Agent.

The holder understands and acknowledges that the Special Warrants and the Underlying Securities issuable hereunder upon exercise of the Special Warrants and the Warrant Shares issuable upon exercise of the Underlying Warrants have not been not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or under the securities laws of any state of the United States, and that Special Warrants originally issued in the United States or to, or for the account or benefit of, a person in the United States or a U.S. person are, and any Underlying Securities issued upon exercise of such Special Warrants will be, “restricted securities” within the meaning of Rule 144(a)(3) under the U.S. Securities Act. “United States” and “U.S. person” have the respective meanings assigned in Regulation S under the U.S. Securities Act (“Regulation S”).

A-4

The holder understands that the Special Warrants represented hereby may not be exercised within the United States or by or for the account or benefit of a U.S. person or a person in the United States, and the Underlying Securities issuable upon exercise of such Special Warrants may not be delivered within the United States, unless such securities are registered under the U.S. Securities Act and the securities laws of any state in which the holder is resident, or unless an exemption from such registration requirements is available.

The holder understands that, until such time as the same is no longer required under applicable requirements of the U.S. Securities Act or applicable U.S. state securities laws, certificates representing securities which are “restricted securities”, and all certificates issued in exchange therefor or in substitution thereof, will bear a U.S. restrictive legend substantially in the form prescribed by Section 2.13(b) of the Indenture; provided that the legend may be removed by delivery to the Company and the transfer agent of an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company, to the effect that such legend is no longer required under applicable requirements of the U.S. Securities Act or U.S. state securities laws; and further provided that such legend may be removed from certificates representing any Special Warrants or Underlying Securities in accordance with the terms and conditions set forth in the indenture governing the Special Warrants.

This Special Warrant Certificate shall be construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and shall be treated in all respects as an Ontario contract.

After the exercise or deemed exercise of any of the Special Warrants represented by this Special Warrant Certificate, the Special Warrantholder shall no longer have any rights under either the Indenture or this Special Warrant Certificate with respect to such Special Warrants, other than the right to receive certificates or an electronic deposit with the Depository representing the Underlying Securities issuable on the exercise of those Special Warrants, and those Special Warrants shall be void and of no further value or effect.

The Indenture contains provisions making binding upon all Special Warrantholders resolutions passed at meetings of such holders in accordance with such provisions or by instruments in writing signed by the Special Warrantholders holding a specified percentage of the Special Warrants.

Time shall be of the essence hereof.

[Remainder of page intentionally left blank.]

A-5

IN WITNESS WHEREOF the Company has caused this Special Warrant Certificate to be executed and the Special Warrant Agent has caused this Special Warrant Certificate to be countersigned by its duly authorized officers as of this ______ day of______________, 2023.

BUNKER HILL MINING CORP.

By:
Authorized Signatory

CAPITAL TRANSFER AGENCY ULC

By:
Authorized Signatory

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APPENDIX 1

TO SPECIAL WARRANT CERTIFICATE

EXERCISE FORM

TO: BUNKER HILL MINING CORP. (the “Company”)

1.	The undersigned hereby irrevocably subscribes for and exercises the right to acquire ____________ Units (or such number of other securities or property to which such Special Warrants entitle the undersigned in lieu thereof or in addition thereto under the provisions of the accompanying Special Warrant Certificate).

2.	The Units and Underlying Securities are to be registered as follows:

Name:
(print clearly)

Address in full:

Number of Units:
3.	Such securities should be sent by courier to:

Name:
(print clearly)

Address in full:

If the number of Special Warrants exercised is less than the number of Special Warrants represented hereby, the undersigned requests that the new Special Warrant Certificate representing the balance of the Special Warrants be registered in the name of the undersigned and should be sent by courier to:

Name:
(print clearly)

Address in full:

The undersigned understands that upon the exercise of Special Warrants issued in the “United States” or to, or for the account or benefit of, a “U.S. person” or a person in the United States, which bear the legend in Section 2.13(b) of the Indenture, the certificate(s) representing the Underlying Securities issued upon exercise of such Special Warrants will bear a legend substantially in the form prescribed by Section 3.8(c) of the Indenture restricting transfer of the Underlying Securities without registration under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and applicable U.S. state securities laws unless an exemption from registration is available. “U.S. person” and “United States” have the respective meanings assigned in Regulation S under the U.S. Securities Act.

A-7

DATED at ___________________________________, ____________________________, this _____ day of_______________________, 20_______.

Signature Witnessed or Guaranteed (See instructions to Special Warrantholders in Appendix 3)	(Signature of Special Warrantholder, to be the same as appears on the face of this Special Warrant Certificate)

Name of Special Warrantholder:

Address (Please print):

Notes to Special Warrantholders:

1.	In order to voluntarily exercise the Special Warrants represented by this certificate, prior to the Expiry Time pursuant to Article 3 of the Indenture, this exercise form must be delivered to the Special Warrant Agent, together with this Special Warrant Certificate. Refer to the instructions to Special Warrantholders attached as Appendix 3 to this Special Warrant Certificate.

2.	If this exercise form indicates that the Units and Underlying Securities are to be issued to a person or persons other than the registered holder of this Special Warrant Certificate, the Form of Transfer attached as Appendix 2 must be completed. The signature(s) of such holder on the exercise form and the transfer form must be guaranteed by a Canadian Schedule 1 chartered bank, a major trust company in Canada, a member of the Securities Transfer Association Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP). The Guarantor must affix a stamp bearing the actual words “Medallion Guaranteed”, with the correct prefix covering the face value of the certificate.

3.	The Underlying Securities issued on exercise prior to the Expiry Time will be subject to restrictions on resale under applicable securities legislation and will be endorsed with legends that effect.

A-8

APPENDIX 2

TO SPECIAL WARRANT CERTIFICATE

FORM OF TRANSFER

TO: BUNKER HILL MINING CORP. (the “Company”)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (name) ____________________ (the “Transferee”), of ______________________________________________ (residential address) ______________________________________ Special Warrants of Bunker Hill Mining Corp. registered in the name of the undersigned on the records of Capital Trust Agency ULC represented by the attached certificate, and irrevocably appoints ______________________________ as the attorney of the undersigned to transfer the said securities on the books or register of transfer, with full power of substitution.

THE UNDERSIGNED TRANSFEROR HEREBY CERTIFIES AND DECLARES that the Special Warrants are not being offered, sold or transferred to, or for the account or benefit of, a “U.S. person” or a person within the “United States” (as such terms are defined in Regulation S under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”)) unless registered under the U.S. Securities Act and any applicable state securities laws or unless an exemption from such registration is available and an opinion of counsel, reasonably acceptable to the Company, has been provided.

The undersigned certifies that all applicable Canadian and foreign securities laws and requirements of regulatory authorities respecting the transfer of the said securities have been complied with. Without limiting the foregoing, if the Special Warrant Certificate bears a legend restricting the transfer of the Special Warrants except pursuant to an exemption from registration under the U.S. Securities Act, this form of Transfer of Special Warrants must be accompanied by a written opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company to the effect that the transfer is exempt from registration under the U.S. Securities Act and applicable state securities laws.

☐	If transfer is to, or for the account or benefit of, a person in the United States or a U.S. Person, check this box.

DATED the ______ day of ___________________, 20____.

Signature Guaranteed (See instructions to Special Warrantholders in Appendix )	(Signature of Special Warrantholder, to be the same as appears on the face of this Special Warrant Certificate)

Name of Special Warrantholder:

Address (Please print):

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REASON FOR TRANSFER – For US Residents only (where the individual(s) or corporation receiving the securities is a US resident). Please select only one (see instructions below).

☐	☐	☐	☐
Gift	Estate	Private Sale	Other (or no change in ownership)

Date of Event (Date of gift, death or sale):	Value per Special Warrant on the date of event:

☐		☐
CAD	OR	USD

CERTAIN REQUIREMENTS RELATING TO TRANSFERS – READ CAREFULLY

The signature(s) of the transferor(s) must correspond with the name(s) as written upon the face of this certificate(s), in every particular, without alteration or enlargement, or any change whatsoever. All securityholders or a legally authorized representative must sign this form. The signature(s) on this form must be guaranteed in accordance with the transfer agent’s then current guidelines and requirements at the time of transfer. Notarized or witnessed signatures are not acceptable as guaranteed signatures. As at the time of closing, you may choose one of the following methods (although subject to change in accordance with industry practice and standards):

Canada and the USA: A Medallion Signature Guarantee obtained from a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, NYSE, MSP). Many commercial banks, savings banks, credit unions, and all broker dealers participate in a Medallion Signature Guarantee Program. The Guarantor must affix a stamp bearing the actual words “Medallion Guaranteed”, with the correct prefix covering the face value of the certificate.

Canada: A Signature Guarantee obtained from an authorized officer of the Royal Bank of Canada, Scotia Bank or TD Canada Trust. The Guarantor must affix a stamp bearing the actual words “Signature Guaranteed”, sign and print their full name and alpha numeric signing number. Signature Guarantees are not accepted from Treasury Branches, Credit Unions or Caisse Populaires unless they are members of a Medallion Signature Guarantee Program. For corporate holders, corporate signing resolutions, including certificate of incumbency, are also required to accompany the transfer, unless there is a “Signature & Authority to Sign Guarantee” Stamp affixed to the transfer (as opposed to a “Signature Guaranteed” Stamp) obtained from an authorized officer of the Royal Bank of Canada, Scotia Bank or TD Canada Trust or a Medallion Signature Guarantee with the correct prefix covering the face value of the certificate.

Outside North America: For holders located outside North America, present the certificates(s) and/or document(s) that require a guarantee to a local financial institution that has a corresponding Canadian or American affiliate which is a member of an acceptable Medallion Signature Guarantee Program. The corresponding affiliate will arrange for the signature to be over-guaranteed.

OR

The signature(s) of the transferor(s) must correspond with the name(s) as written upon the face of this certificate(s), in every particular, without alteration or enlargement, or any change whatsoever. The signature(s) on this form must be guaranteed by an authorized officer of Royal Bank of Canada, Scotia Bank or TD Canada Trust whose sample signature(s) are on file with the transfer agent, or by a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, NYSE, MSP). Notarized or witnessed signatures are not acceptable as guaranteed signatures. The Guarantor must affix a stamp bearing the actual words: “SIGNATURE GUARANTEED”, “MEDALLION GUARANTEED” OR “SIGNATURE & AUTHORITY TO SIGN GUARANTEE”, all in accordance with the transfer agent’s then current guidelines and requirements at the time of transfer. For corporate holders, corporate signing resolutions, including certificate of incumbency, will also be required to accompany the transfer unless there is a “SIGNATURE & AUTHORITY TO SIGN GUARANTEE” Stamp affixed to the Form of Transfer obtained from an authorized officer of the Royal Bank of Canada, Scotia Bank or TD Canada Trust or a “MEDALLION GUARANTEED” Stamp affixed to the Form of Transfer, with the correct prefix covering the face value of the certificate.

REASON FOR TRANSFER – FOR US RESIDENTS ONLY

Consistent with US IRS regulations, Capital Transfer Agency ULC is required to request cost basis information from US securityholders. Please indicate the reason for requesting the transfer as well as the date of event relating to the reason. The event date is not the day in which the transfer is finalized, but rather the date of the event which led to the transfer request (i.e. date of gift, date of death of the securityholder, or the date the private sale took place).

Note to Special Warrantholders:

(1)	In order to transfer the Special Warrants represented by this Special Warrant Certificate, this transfer form must be delivered to the Special Warrant Agent, together with this Special Warrant Certificate.

(2)	The Underlying Securities issued on exercise prior to the Expiry Time will be subject to restrictions on resale under applicable securities legislation and will be endorsed with legends that effect.

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APPENDIX 3

TO SPECIAL WARRANT CERTIFICATE

INSTRUCTIONS TO SPECIAL WARRANTHOLDERS

TO EXERCISE:

If the Special Warrantholder voluntarily exercises Special Warrants prior to the Expiry Time pursuant to Article 3 of the Indenture, it must complete, sign and deliver:

(a)	the exercise form, attached as Appendix 1; and

(b)	the Special Warrant Certificates,

to the Special Warrant Agent indicating the number of Units to be acquired. In such case, the signature of such registered holder on the exercise form must be witnessed.

TO TRANSFER:

If the Special Warrantholder wishes to transfer Special Warrants, then the Special Warrantholder must complete, sign and deliver (as appropriate):

(a)	the Form of Transfer attached as Appendix 2; and

(b)	the Special Warrant Certificates;

to the Special Warrant Agent indicating the number of Special Warrants to be transferred.

If the Special Warrant Certificate is transferred, the Special Warrantholder’s signature on the Form of Transfer must be guaranteed by an authorized officer of a chartered bank, trust company or an investment dealer who is a member of a recognized stock exchange.

For the protection of the holder, it would be prudent to use registered mail if forwarding by mail.

GENERAL:

If the Transfer Form or Exercise Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the Special Warrant Certificate must also be accompanied by evidence of authority to sign satisfactory to the Special Warrant Agent.

The name and address of the Special Warrant Agent is:

Capital Transfer Agency ULC
Suite 920, 390 Bay Street
Toronto, Ontario M5H 2Y2

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SCHEDULE “B”

EXPIRY DATE NOTICE

THIS IS SCHEDULE “B” to the Special Warrant Indenture made as of March 27, 2023 between BUNKER HILL MINING CORP. and Capital Transfer Agency ULC, as Special Warrant Agent.

Reference is made to the Special Warrant Indenture (the “Indenture”) dated March 27, 2023 between Bunker Hill Mining Corp. (the “Company”) and Capital Transfer Agency ULC , as Special Warrant Agent. All capitalized terms not used but not defined herein shall have the meaning ascribed thereto in the Indenture.

Pursuant to the terms of the Indenture, “Expiry Date” means the earlier of:

(i)	the third Business Day after the Qualification Date; and

(ii)	September 27, 2023;

Pursuant to Section 3.9 of the Indenture, the Company hereby gives notice to the Special Warrant Agent [that the Registration Statement has been declared effective by the SEC and] that the Expiry Date is _____________________, 2023 being [the third Business Day after the Qualification Date of _____________, 2023 {OR} the date that is six months after the Closing Date].

DATED this _____ day of ______________, 2023.

BUNKER HILL MINING CORP.

Authorized Signatory